Exhibit 10.4


                              MANAGEMENT AGREEMENT


                                     Between

                         FSP 50 South Tenth Street Corp.

                                       and

                             Ryan Companies US, Inc.

                                       for

                               The Retek Building

                              50 South Tenth Street

                           Minneapolis, MN 55403-2012


                                November 8, 2006

                              MANAGEMENT AGREEMENT

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------

SECTION 1.       APPOINTMENT OF MANAGER........................................1

SECTION 2.       MANAGEMENT SERVICES...........................................2
        2.1.     Initial Document Requirements.................................2
        2.2.     Project Orientation...........................................2
        2.3.     Manual........................................................3
        2.4.     Management of the Project.....................................3
        2.5.     Use and Maintenance of the Project............................3
        2.6.     Specific Duties of Manager....................................3

SECTION 3.       CONTRACTUAL AUTHORITY AND SELF-DEALING........................9
        3.1.     Approval of Contracts.........................................9
        3.2.     Self-Dealing..................................................9

SECTION 4.       COMPENSATION FOR PROJECT SERVICES.............................9

SECTION 5.       LEASING SERVICES OF THE MANAGER..............................10
        5.1.     Lease Negotiation............................................10
        5.2.     Leasing Commissions..........................................10
        5.3.     Use of Legal Assistance......................................10

SECTION 6.       ACCOUNTING, RECORDS, REPORTS.................................10
        6.1.     Record.......................................................10
        6.2.     Monthly Reports and Performance..............................11
        6.3.     Marketing Reports............................................12
        6.4.     Annual Budget................................................12
        6.5.     Tenant Reconciliations.......................................12
        6.6      Additional Information.......................................12
        6.7.     Audit........................................................13

SECTION 7.       EXPENSES.....................................................13
        7.1.     Expenses of the Owner........................................13
        7.2.     Non-Reimbursable Expenses....................................13
        7.3.     Expenditure Authorization and Reimbursement..................13

SECTION 8.       INDEMNIFICATION..............................................14
        8.1.     Indemnification by Manager in favor of Owner.................14
        8.2.     Indemnification by Owner in Favor of Manager.................15
        8.3.     Waiver of Subrogation........................................15
        8.4.     Survival.....................................................15

SECTION 9.       TERMS AND TERMINATION........................................15
        9.1.     Terms........................................................15
        9.2.     Termination by Either Party Without Cause....................15
        9.3.     Termination for Cause........................................15

        9.4.     Manager's Obligations After Termination......................16

SECTION 10.      NO AGENCY....................................................17

SECTION 11.      ASSIGNMENT...................................................17

SECTION 12.      NO WAIVER....................................................19

SECTION 13.      NOTICES......................................................19

SECTION 14.      CAPTIONS.....................................................20

SECTION 15.      APPLICABLE LAW...............................................20

SECTION 16.      INVALIDITY...................................................20

SECTION 17.      LIMITATION ON OWNER'S LIABILITY..............................20

SECTION 18.      OWNER'S REPRESENTATIVES; CONSENTS AND APPROVALS..............20

SECTION 19.      ENTIRE AGREEMENT.............................................21

                              MANAGEMENT AGREEMENT

      THIS AGREEMENT is made as of the day of November, 2006 by and between FSP 50 South Tenth Street Corp. (the "Owner"), whose principal office and place of business is 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880, and Ryan Companies US, Inc. (the "Manager"), whose principal office and place of business is 50 South Tenth Street, Suite 300, Minneapolis, Minnesota 55403-2012

                              W I T N E S S E T H:

      WHEREAS, the Owner is the owner of a commercial property development located at 50 South Tenth Street,_Minneapolis, Minnesota 55403-2012 (the "Project or the "Property"); and

      WHEREAS, the Owner desires to engage Manager as Owner's manager of the Project with responsibilities for managing, operating, maintaining, servicing, and to the extent applicable as set forth herein, leasing the Project and for the performance on behalf of the Owner of all obligations of the Owner relating thereto; and

      WHEREAS, the Manager is willing to perform such services with regard to the management, operation, maintenance, marketing, servicing and, to the extent applicable, leasing of the Project (the "Project Services");

      NOW THEREFORE, in consideration of the foregoing and of the full and faithful performance by the Manager of all the terms, conditions and obligations imposed upon the Manager hereunder, the Owner and the Manager hereby agree as follows:

                                   SECTION 1.

                             APPOINTMENT OF MANAGER

      Owner appoints Manager, and Manager accepts appointment, as Owner's manager of the Project on the terms and conditions hereof. Manager shall be deemed to be an independent contractor. Nothing contained in this Agreement shall be regarded as creating any relationship; employer- employee, joint venture, partner, shareholder, or the like between Owner and Manager other than as set forth in this Agreement. Each party represents and warrants to the other that it has full right, power and authority (including any required licenses) to enter into and carry out this Agreement. Manager by its execution hereof does hereby accept such appointment as of the date first set forth above. Owner acknowledges and agrees that the Project is only a portion of the "Project," as such term is defined in that certain Reciprocal Easement and Operation Agreement, dated September 27, 2000, and filed as Document No. 3324805 in the Office of the Hennepin County Registrar of Titles, as amended (the "REOA"). Manager's duties under this Agreement do not include any of the duties of the "Operator" (as such term is defined in the REOA) under the REOA. Notwithstanding the foregoing, to the extent the Operator under the REOA is not obligated, or otherwise fails, to perform any of the services set forth in this Agreement with respect to the "Skyway Bridges" (as such term is defined in the REOA) that Owner is obligated to operate and maintain pursuant to any of the skyway agreements that are a part of the Basic Documents, Manager shall perform such services pursuant to the terms of this Agreement and, in such event, such Skyway Bridges shall be deemed a portion of the Project, as defined in the first "Whereas" paragraph above, and managed, operated, maintained and serviced, as applicable, as any other portion of the Project in accordance with the terms of this Agreement.

                                   SECTION 2.

                               MANAGEMENT SERVICES

      2.1. Initial Document Requirements.

            To the extent not already in Manager's possession, the Owner will provide the Manager with:

                  (i) copies of (A) all occupancy leases for the Project ; (B) all easements, declarations and other agreements affecting the Project; and (C) all governmental licenses or permits for the Project (collectively, the "Basic Documents");

                  (ii) all necessary records relating to the operation of the Project and the personal property on the Project belonging to the Owner; and

                  (iii) all service contracts relating to the maintenance and operation of the Project.

            (b) Manager. The Manager, within thirty (30) days after receipt of the documents listed in paragraph (a) above, shall prepare and submit to the Owner a complete list of:

                  (i) Basic Documents;

                  (ii) books and records of the Owner held by the Manager;

                  (iii) personal property; and

                  (iv) service contracts.

            (c) Subsequent Financing. In the event that at any time, the Owner encumbers the Project with a loan or loans, Owner will provide Manager with copies of the documents evidencing and securing such loan or loans and such documents shall be included as Basic Documents.

The Manager shall be responsible for the due and proper maintenance of all items listed in paragraphs (a) and (b).

      2.2. Project Orientation. The Manager acknowledges that it will, within said thirty (30) days, become fully familiar with all matters relating to the operation of the Project, including the plans, layout, construction, location, character and operation of lighting, heating, plumbing and ventilation systems and all other mechanical equipment, and the terms and conditions of all licenses, permits, and agreements governing the ownership and operation of the Property and the Project.

      2.3. Manual. The Manager shall, upon execution of this Agreement, provide the Owner with a copy of any and all of the Manager's existing standard operating procedures manuals, if any, covering its operational and fiscal procedures employed in managing the Project.

      2.4. Management of the Project. The Manager shall devote its best efforts consonant with first-class professional management to serving the Owner as manager of the Project, and shall perform its duties hereunder in a diligent, careful and vigilant manner to provide the Project Services in a first-class manner and to preserve and protect the interests of the Owner in the Property and the Project.

      The Manager shall make available to the Owner the full benefit of the judgment, experience and advice of the members of the Manager's organization and staff and will perform the Project Services to the extent they may be reasonably requested by the Owner. The Manager shall act in a fiduciary capacity for the proper protection of and accounting for the Owner's assets.

      2.5. Use and Maintenance of the Project. The Manager agrees not to permit or knowingly use the Project for any purpose which might void any policy of insurance held by the Owner or which might render any loss insured thereunder uncollectable, or which would be in violation of any governmental restriction, any lender restriction, any deed, covenant, easement or requirement of any indenture or other agreement governing the operation of the Project to the extent the Manager is made aware of such restriction, easement or agreement.

      It shall be the duty of the Manager at all times during the term of this Agreement to operate and maintain the Project according to the highest standards achievable and consistent with the expressed plan of the Owner.

      The Manager shall use its best efforts to secure full compliance by the tenants with the terms and conditions of their respective leases. The Manager shall be expected to perform such other acts and deeds as are reasonable, necessary and proper in the discharge of its duties under this Agreement.

      2.6. Specific Duties of Manager. Without limiting the duties and obligations of the Manager under any other provisions of this Agreement, the Manager shall have the following duties and perform the following services.

            (a) Moneys Collected. Collect all rent and other payments due from tenants in the Project and any sums otherwise due the Owner with respect to the Project in the ordinary course of business. The Owner authorizes the Manager to request, demand, collect, receive and receipt for all such rent and other charges in accordance with the specific provisions of the leases and other agreements between the Owner and tenants.

      All moneys collected by the Manager shall be immediately deposited in the separate bank account established by the Manager for such designated purpose;

            (b) Bank Accounts Maintained by Manager. All bank accounts maintained for the Project will be opened in the Owner's name. The Owner shall first approve (i) any signatories of the Manager, and (ii) the banks selected for all accounts. The Owner's officers will be designated as signatories on all such accounts.

      Funds in such account or accounts shall not be commingled with any other funds of the Manager and will be disbursed in accordance with the specific instructions of the Owner.

            (c) Compliance with Basic Documents. The Manager, as the representative of the Owner, shall duly and punctually perform and comply with, or cause to be performed and complied with, all of the obligations, terms and conditions required to be performed or complied with by the Owner or any occupant of the Property under the Basic Documents, including without limitation compliance with reporting, observance of negative covenants, conditions of occupancy and other requirements. The Manager shall not be required to calculate amounts payable to any lender under any mortgage loan or to any investors under any organizational documents of the Owner, but at the Owner's written direction shall pay such amounts out of bank accounts maintained for the Project provided such accounts contain sufficient amounts for such payments. The Manager shall notify the Owner immediately if such accounts contain insufficient funds for any such directed payments.

            (d) Taxes. Duly and punctually pay on behalf of the Owner, if the Owner so directs and to the extent the Owner's funds are available for payment, all real estate, personal property and other taxes and assessments due on the Project or any part thereof, prior to the time that any penalties or interest would accrue upon any such taxes or assessments (except such interest as may accrue on an assessment payable on an installment basis which the Owner has elected to pay on an installment basis) and provide copies of receipted bills to Owner.

      The Manager shall immediately upon receipt forward to the Owner copies of all tax bills and notices of any change in the amount of real or personal property assessments or taxes relating to the Project, and shall recommend, from time to time, the advisability of contesting either the validity or the amount thereof. The Manager shall assist the Owner or its agent in compiling all necessary information in connection with any contest or appeal of any assessments.

            (e) Repairs and Maintenance. To the extent Owner provides funds therefore, make all repairs and perform all maintenance on the building, fixtures, equipment, personal property and grounds of the Project as required to be made by the Owner under the Basic Documents and in accordance with standards acceptable to the Owner. The Manager shall conduct a comprehensive physical inspection of the property (as necessary and a minimum of once a year) and prepare and implement an on-going preventive maintenance program.

            (f) Equipment, Supplies and Services. In its capacity as Owner's representative and subject to the terms and conditions of this Agreement, Manager shall select, supervise and engage in Owner's name and at Owner's expense, all independent contractors, suppliers and vendors for the operation, repair, maintenance and servicing of the Project including without limitation, those necessary for the supplying of electricity, gas, steam, water, telephone, cleaning, fuel, oil, elevator and HVAC maintenance, vermin extermination, trash removal, security, landscaping and snow removal and other services. In addition, in its capacity as Owners representative and subject to the terms and conditions of this Agreement Manager shall be responsible for the acquisition of equipment and supplies as necessary for the management, operation, maintenance and servicing of the Project required by the Owner under the Basic Documents or as instructed by the Owner.

            (g) Insurance Coverage.

                  (i) Project Insurance. Manager shall use commercially reasonable efforts to assist Owner in confirming that all insurance policies, which are provided or required pursuant to the Basic Documents with respect to the Project, are issued and maintained in place at all times during the Owner's ownership of the Project (or, if shorter, the term of this Agreement). Moreover, notwithstanding the foregoing, Manager shall use commercially reasonable efforts to assist Owner in confirming that such policies shall, at minimum, (i) include 100% replacement value casualty and property damage insurance naming Owner as insured and covering all building and other improvements included within the Project, (ii) include commercial general liability insurance naming Owner, Manager and Owner's lender and mortgagee if applicable (the "Mortgagee") as insureds as their interests may appear and in such amounts as are determined by Owner and any such Mortgagee, and (iii) satisfy all reasonable requirements of the Mortgagee with respect to insurance on the Project. Manager shall use commercially reasonable efforts to assist Owner in obtaining, from the party or parties responsible for carrying insurance under the Basic Documents, certificates of all such insurance, as well as copies of full policies if requested by Owner and reasonably obtainable by Manager, and deliver copies thereof to the Owner within 10 days after Manager obtains such items. In addition, Manager shall, upon request by Owner, periodically consult with Owner regarding insurance, including, if reasonably feasible, prior to any new policies or changes in policies taking effect, and communicate with the party or parties responsible for carrying insurance under the Basic Documents Owner's requests with respect to such insurance as applicable to the Project.

      Owner may elect to obtain, or cause to be obtained, insurance on the Properties in addition to that provided pursuant to the preceding paragraph, which is necessary or advisable, in the opinion of Owner after consultation with Manager, to protect the interests of Owner and Manager from liability for injury to persons or damage to property. Such insurance coverage may include: property coverage on the buildings and tenant improvements subject to the perils of "all risk," at replacement cost; Boiler and Machinery coverage; and Commercial General Liability coverage insurance. The insurer, coverages and limits of liability of any such insurance shall be determined by Owner after consultation with Manager and shall be commercially reasonable under the circumstances. Any such insurance policies shall name Owner as insured and Manager as additional insured parties and, when appropriate, include a "waiver of subrogation" as to claims against Manager and its agents and suppliers with respect to any covered loss arising out of the performance of the services under this Agreement to the extent of any insurance proceeds paid under such policies. Owner shall deliver evidence of any such insurance, in the form of Certificates of Insurance, to Manager.

      Manager may not settle claims under a given policy without the prior consent of the other insured parties thereunder. If instructed by the Owner, the Manager shall duly and punctually pay on behalf of the Owner all premiums with respect thereto, prior to the time the policy would lapse due to nonpayment.

      The Manager shall promptly investigate and make a full and timely written report to each applicable insurance company, with a copy to the Owner, of all accidents, claims or damage relating to the ownership, operation and maintenance of the Project, any damage or destruction to the Project and the estimated cost of repair thereof, and shall prepare any and all reports required by any insurance company in connection therewith. All such reports shall be filed timely with the insurance company as required under the terms of the insurance policy involved.

      The Manager shall have no right to settle, compromise or otherwise dispose of any claims, demands or liabilities, whether or not covered by insurance, without the prior written consent of the Owner.

                  (ii) Tenant Insurance. Manager and Owner agree that leases will require tenants to name Owner, Owner's asset manager, and Manager as Additional Insureds under insurance coverages procured by tenants. If the tenants' leases require that they maintain any insurance coverage, the Manager shall obtain insurance certificates annually from each tenant, review the certificates for compliance with the lease terms, and furnish copies to the Owner.

                  (iii) Manager's Insurance. Manager shall maintain the following insurance coverage per individual property:

      Workers Compensation:

      Coverage A:  minimum limits required by statute (with proof of compliance acceptable to the Owner)

      Coverage B:  $100,000 Bodily Injury by Accident (Each Accident) $500,000
                   Bodily Injury by Disease (Policy Limit)

                   $100,000 Bodily Injury by Disease (Each Employee)

                   Comprehensive General Liability Insurance: $3,000,000

                   Automobile, Single Limit Bodily Injury and Property Damage:
                   $3,000,000

                   Uninsured Motorists: As required by Statute

                   Crime Insurance: Greater than two (2) months' gross income

      Manager shall furnish the Owner, not later than thirty (30) days after the date of this Agreement, with copies of policies, certificates of insurance, or other proof evidencing its insurance coverage as required, together with all exclusions and endorsements, including an endorsement that the Owner will be given at least thirty (30) days' prior written notice of cancellation or any material change in coverage. All such policies, except for workers' compensation for Manager's employees directly involved with the operation of the Property (as listed in Schedule 1) shall be at Manager's sole cost and shall name the Owner as an additional insured. In cases where the Owner and Manager maintain insurance policies that duplicate coverage, then the Owner's policies shall provide primary coverage.

                  (iv) Contractor's and Subcontractor's Insurance. Manager shall require that each contractor and subcontractor hired to perform work at the Property maintain insurance against risk of physical damage to personal property belonging to it in amounts sufficient to replace such personal property in the event of loss, and insurance coverage at such contractor's and subcontractor's expense, in the following minimum amounts:

      Workers' compensation                      As required by law
      Employer's liability                       $500,000
      Comprehensive general liability            $3,000,000
      Comprehensive auto liability               $3,000,000

      These coverages shall be primary and will respond to any allegation, claim, loss, damage, demand or judgment, or other causes of action arising out of work done at the Property by the contractor or subcontractor on behalf of the Owner and Manager. The Owner and Manager shall be named as additional insureds on such policies. The policies shall be written on "an occurrence" basis. The Owner may require additional coverage if the work to be performed is, in the Owner's judgment, sufficiently hazardous. Manager shall obtain not later than thirty (30) days after the date of hiring of each contractor or subcontractor performing work at the Property and keep on file certificates of insurance evidencing compliance with these requirements. The certificates of insurance shall provide at least thirty (30) days' prior written notice of cancellation in coverage to Manager and the Owner. All such policies shall be issued by insurers with the Best rating of A- or higher.

            (h) Personnel. Employ such personnel as employees of the Manager or its affiliates, and not of the Owner as may be necessary or desirable in order for the Manager to perform its obligations hereunder. Such employment shall be at the expense of the Manager, subject to the terms and conditions of Section 4 and 7.1, below. Owner agrees that, during the term of this Agreement and for a period of twelve (12) months following its expiration or termination, it will not employ, nor offer to employ, directly or indirectly through its agent or successor managing agent, employees of Manager without the prior written consent of Manager, which consent may be withheld in Manager's sole and absolute discretion. Notwithstanding the above, in the event the Lead Engineer of the Project approaches Owner or Owner's agent, upon termination of the Agreement, Owner may offer to employ Lead Engineer by delivering thirty (30) days prior written notice to Manager.

            (i) Internal Control. Maintain adequate systems and procedures governed by written policies and procedures covering all aspects of its operational and accounting processes sufficient to ensure that the Project assets are safeguarded in all material respects.

            (j) Other Services. Perform all other services which are normally performed in connection with the operation of similar first-class operations and specifically, without limiting the generality of the foregoing, to perform all services normally provided in said locality to tenants of like premises, without additional charge.

            (k) Compliance With Laws. Manager, at its own expense, will obtain any license required to be held by Manager to perform its services hereunder. Manager shall deliver immediately to Owner all written notices pertaining to the Project received by Manager from federal, state and local governmental authorities with jurisdiction over the Properties ("Authorities"). At the expense of Owner, Manager shall use commercially reasonable efforts to comply with, and cause the Project to be kept in compliance with, any and all orders, permits or other requirements affecting the Project by a federal, state, county or municipal authority having jurisdiction thereover, and orders of the Board of Fire Underwriters or other similar bodies. The Manager shall comply with all laws relating to the employment by the Manager of its employees. Owner acknowledges that Manager is not an expert with respect to (i) the detection or handling of substances or materials defined in or governed by environmental laws and regulations as dangerous, toxic or hazardous pollutants, contaminants, chemicals, wastes, materials or substances ("Hazardous Materials"); or (ii) requirements under the laws and regulations relating to accessibility of facilities for disabled, handicapped and/or physically challenged persons including the Americans With Disabilities Act of 1991, as amended ("Accessibility Regulations"). Owner shall retain such consultants and legal experts as are necessary to determine the nature and extent of Hazardous Materials on the Properties as well as the steps to handle, control or remove them and Owner agrees to defend, indemnify and hold Manager harmless from and against Damages (as said term is defined in Subsection 4(a) below) arising out of Hazardous Materials on the Project. Owner also shall retain such consultants and legal experts as are necessary to determine changes in the Properties, if any, required now or in the future by Accessibility Regulations.

            (k) Notices. Promptly deliver to the Owner:

                  (i) copies of all notices from any tenant, association, mortgagee, ground landlord, or other party relating or pertaining to any mortgage or any of the Basic Documents; and;

                  (ii) copies of all notices from any governmental or official entity.

            (l) Cooperation. Give the Owner all pertinent information and reasonable assistance in the defense of any claims, demands, suits or other legal proceedings that are made or instituted by any third party against the Owner which arise out of any matters relating to the Project, this Agreement, or the Manager's performance hereunder. The Manager shall take no defensive action relative thereto (except under emergency conditions) without obtaining prior approval of the Owner.

                                   SECTION 3.

                     CONTRACTUAL AUTHORITY AND SELF-DEALING

      3.1. Approval of Contracts. The Manager shall not hold itself out as having the authority to approve or execute any contract or agreement without the prior approval of the Owner except as provided below. Furthermore, the Manager shall not execute or otherwise enter into or bind the Owner for any contract or agreement for equipment, supplies, services, or any other item without:

            (a)   obtaining three competitive written bids;

            (b)   furnishing copies of same to the Owner; and

            (c)   receiving the prior written consent of the Owner;

provided, however, that without such bidding and consent, the Manager may enter into contracts and agreements on behalf of the Owner in the ordinary course of the management, operation, maintenance and servicing of the Project if such contracts and agreements do not involve in the aggregate an expenditure or obligation, whether payable in installments or in a lump sum, on the part of the Owner in excess of Five Thousand Dollars ($5,000) annually or if the expenditure is approved as part of the Budget approval process, subject to the provisions of the following paragraph and Section 3.2. Owner hereby appoints Manager as attorney in fact with a limited power of attorney to enter into contracts on behalf of Owner, to the extent permitted by this paragraph.

      Except as provided in the preceding paragraph, all contracts shall be prepared by the Manager for execution by the Owner. All contracts shall contain a provision permitting the Owner to terminate with not more than thirty (30) days advance written notice, and to terminate or assign in the event the Owner sells or transfers the Project.

      3.2. Self-Dealing. The Manager agrees to use its best efforts to secure for the Owner the most favorable terms for all materials and services obtained and leases or other agreements signed for the Project, after all factors have been considered.

      The Manager shall not deal or contract with any organization in which it, or any principal, officer, or employee of the Manager, has an interest, either directly or indirectly, without first disclosing to the Owner in writing the nature of such interest before the dealing or contract is entered into and obtaining the consent of the Owner thereto.

                                   SECTION 4.

                        COMPENSATION FOR PROJECT SERVICES

      The Owner shall pay the Manager compensation for the Project Services rendered hereunder an amount (the "Management Fee") as specified in Exhibit A. The Management Fee is intended to be the only compensation for the Project Services Aside from such Management Fee, the Manager shall have no further claims for reimbursement for:

            (a)   general overhead expenses;

            (b) wages, salaries, travel and/or other compensation of supervisory and/or central office personnel; and

            (c) any expenses incurred by the Manager which are not specifically stated to be reimbursable hereunder.

      It is agreed on and understood that the Manager shall perform no services hereunder, other than the Project Services, without the prior written consent and agreement of the Owner to pay for such additional services; otherwise such additional services shall be non-compensable.

                                   SECTION 5.

                         LEASING SERVICES OF THE MANAGER

      5.1. Lease Negotiation. [ Intentionally Omitted]

      5.2. Leasing Commissions. [Intentionally Omitted]

      5.3. Use of Legal Assistance. The Manager may not terminate any lease, lock out a tenant, or engage counsel or institute suit for rent or for use and occupancy or any proceedings for recovery of possession, without the prior approval of the Owner.

      The Manager may, for matters other than rent collection, engage legal assistance and institute, prosecute and defend litigation related to the Project, provided however, that the Manager shall institute, prosecute and defend major litigation only with the prior written consent of the Owner and as the Owner shall direct.

      The Owner shall have the right to approve counsel suggested by the Manager or, if disapproved, the Owner may appoint its own counsel.

      "Major litigation" is defined here as actual or threatened claims, demands, suits or other litigation involving potential recovery by, or uninsured exposure of, the Owner in amounts in excess of Five Thousand Dollars ($5,000) per claim or in the aggregate at any time either by or against the Owner, as such amounts may be adjusted from time to time by the Owner.

                                   SECTION 6.

                          ACCOUNTING, RECORDS, REPORTS

      6.1. Records. The Manager shall maintain a comprehensive system of records, books and accounts using the form of chart of accounts attached hereto as Exhibit C and otherwise in form satisfactory to the Owner and which shall belong to the Owner. The Owner and others designated by the Owner shall have access at all reasonable times to such records, accounts and books, and to all vouchers, files and all other material pertaining to the Project and this Agreement, all of which the Manager agrees to keep safe, available and separate from any records not having to do with the Project.

      Such records, books and accounts shall not be destroyed and if the Manager no longer serves as manager for the Project, such records, books and accounts shall be turned over to the Owner.

      6.2. Monthly Reports and Performance. During the term of this Agreement, the Manager shall deliver to the Owner by the tenth (10th) day of each month the following statements in final form, and by the fifth (5th) day of each month (or earlier should circumstances permit) certain of the following statements in preliminary form (subject to review and adjustment), and prepared on an accrual basis and in accordance with generally accepted accounting principles applied consistently from period to period:

                  (i) a balance sheet dated as of the last day of the preceding month;

                  (ii) a comparative profit and loss statement presenting the month and year-to-date results of operations as compared with the month and year-to-date budget and showing variances in dollars and percent;

                  (iii) supporting monthly data, including copies of the general ledger, cash receipts journal, cash disbursements journal, accounts payable listing, expenses listing, journal entries listing, a rent roll, an accounts-receivable report showing activity of the prior month and aging as of the month-end, a listing of month-end security deposits held on behalf of tenants, and a calculation of physical occupancy of the Project by tenants as of the end of the month;

                  (iv) calculation of Management Fee payable for the prior month;

                  (v) if not evident from descriptions in general ledger accounts, a schedule detailing expenditures charged to capital asset accounts including vendor, amounts and descriptions of items purchased;

                  (vi) a narrative analysis of the results of operations for the prior month and year-to-date including (1) an explanation of significant variances, (2) a marketing update, and (3) other issues, events and concerns;

                  (vii) copies of bank reconciliations and statements for each bank account;

                  (viii) an aged delinquency report for the current month delivered by the fifteenth (15th) of the month; and

                  (ix) any other reasonable statements requested by the Owner.

            (b) Performance. To insure the reliability and reasonableness of all statements required by this Section 6.2, the Manager shall regularly perform the following:

                  (i) either pay, on or before their respective invoice due dates, all monthly charges, fees, bills, invoices, etc., normally and customarily incurred for such month in connection with the operation of the Project, or if any such charges, fees, bills, invoices etc. were incurred but not paid by the last day of such month, accrue such amounts;

                  (ii) accrue proportionally to each applicable month payable for a period greater than a month, any charges including but not limited to real estate taxes, assessments, insurance premiums, etc.; and

                  (iii) adjust accruals for tenant reimbursements for operating expense recoveries quarterly.

      If, due to extraordinary circumstances, the Manager identifies expenditures after the last day of the month which are in fact properly chargeable to that month but which are not reflected on statements submitted pursuant to this Section, the Manager shall immediately notify the Owner of said expenditures.

      6.3. Marketing Reports. Not later than the dates specified pursuant to
Section 6.4, the Manager shall provide the Owner with a comprehensive marketing survey and plan for the forthcoming fiscal year (the "Marketing Plan") setting forth projected revenues, marketing expenses and marketing strategies.

      The Manager shall meet with the Owner to review the Marketing Plan and upon its approval by the Owner, shall implement the Marketing Plan, which shall not thereafter be modified without the prior written consent of the Owner.

      6.4. Annual Budget. Within thirty (30) days of the date of this Agreement and not later than October 1st of each year or such other date specified in a written notice from the Owner to the Manager, the Manager shall prepare and deliver to the Owner a comprehensive budget (the "Budget") prepared in accordance with the form of budget package prescribed by the Owner. Such Budget shall show in reasonable detail, forecasted revenues, operating expenses (including expenses for management operations, services and supplies, marketing and leasing) and other expenses such as renovations and repairs, reserves and special items.

      The Manager shall meet with the Owner to review the material prepared pursuant to this Section 6.4 and, upon its approval by the Owner, shall implement the budget which shall not thereafter be modified without the prior written consent of the Owner.

      6.5 Tenant Reconciliations. The Manager shall prepare for Owner's review and approval reconciliations of estimated escalation billings to actual annual operating expenses or increases in expenses over base year operating expenses, as individual leases may require, in order for Owner to timely bill such increases to tenants.

      6.6 Additional Information. The Manager shall further provide such other information as is reasonably requested by the Owner.

      6.7 Audit. The Manager will cooperate with and give reasonable assistance to any independent public accountant retained by the Owner to examine the records, books and accounts pertaining to the Project.

                                   SECTION 7.

                                    EXPENSES

      7.1. Expenses of the Owner. All obligations or expenses incurred hereunder pursuant to an approved Budget shall be for the account of, on behalf of, and at the expense of the Owner, except as otherwise specifically provided in this Agreement. The Owner shall reimburse the Manager for all reasonable on-site expenses included in the approved Budget including the payroll costs, customary payroll taxes and fringe benefits (including bonuses, 401K plans and administrative expenses associated therewith, and other insurance or retirement benefits consistent with the Budget), medical and health insurance, workers' compensation, vacation, severance, training costs, State and Federal employment taxes and Social Security contributions of all on-site personnel (other than executives or supervisory personnel). If any of Manager's employees perform work on matters not relating to the Project, Manager shall fairly allocate the compensation of such employees between their work at the Project and such other work. Owner shall provide Manager, without charge, a suitable storage area within the Project for Manager's equipment, tools, materials and supplies furnished or consigned to Manager by Owner or furnished to Owner by Manager. In addition, to the extent necessary, Owner shall provide, without charge, suitable office space for Manager's employees within the Project, including telephone and utility service, personal computers and software, printers, a copy machine postage administrative supplies and miscellaneous office equipment as deemed necessary. Manager shall fairly allocate the costs of such office expenses in the event the office space, equipment and supplies are located within Managers facilities.

      7.2. Non-Reimbursable Expenses. The Owner shall not be obligated to reimburse the Manager for any expenses for central office equipment or central office supplies, overhead expense incurred in the Manager's offices or for any salaries or travel expenses of any executives or supervisory personnel (including regional or multi-site managers) of the Manager or for any salaries, wages and expenses allocable to any personnel for activities with regard to providing accounting services, (excluding printing of brochures approved in advance by the Owner), or for any salaries, wages and expenses for any central office personnel located at the Project site.

      The Owner shall not be obligated to reimburse the Manager for wages, salaries, or other expenses for any cleaning, maintenance or other services of the Manager, except as specifically provided herein in Exhibit D and authorized in advance by the Owner.

      In addition, the Owner shall not be obligated to reimburse the Manager for any computer time, equipment or other expenses used or incurred in processing the books and records of the Project or in preparing any statements or reports.

      7.3. Expenditure Authorization and Reimbursement.

            (a) Approval of the Annual Budget by the Owner shall constitute an authorization for the Manager to expend funds on behalf of the Project. Except as specifically authorized below, however, and in Section 3.1 above, the Manager will obtain the Owner's prior written authorization before making expenditures relating to the Project.

            (b) Without the prior written consent of the Owner, the Manager shall make all payments required pursuant to this Agreement and the Basic Documents, including payments for utilities, taxes, repairs and maintenance costs (up to $5,000 for any single piece of equipment or order of supplies), and payments required by contracts existing prior to the effective date of this Agreement or approved or authorized as provided in Section 3.1.

            (c) In the case of casualty, breakdown in machinery or other similar emergency, the Manager may make payments for and may implement repairs, maintenance, equipment, or supplies in excess of amounts authorized and without following the bidding procedures otherwise required, if in the reasonable judgment of the Manager emergency action prior to written approval is necessary to protect the Project from damage or prevent a default under the Basic Documents or as landlord under leases.

      The Manager shall use its best efforts to obtain prior informal clearance from authorized personnel of the Owner before taking such action. The Manager shall notify the Owner immediately by telecopier or facsimile machine if such action is taken or payment is made.

            (d) Authorized payments made by the Manager in the performance of its duties and obligations under this Agreement shall be made only out of such funds as the Manager may from time to time hold for the account of the Owner or as may be provided by the Owner, except those payments otherwise provided to be made by the Manager from its own funds.

                                   SECTION 8.

                                 INDEMNIFICATION

      8.1. Indemnification by Manager in favor of Owner. The Manager shall indemnify and hold harmless the Owner, its affiliates, directors, officers, shareholders, employees, agents, and representatives (collectively, the "Owner Indemnitees") against any loss, liability, claim or expense (including but not limited to litigation expenses, court costs and attorneys' fees) which may be made against or incurred by any Owner Indemnitee resulting from third party claims arising out of:

            (a) any material failure of the Manager to perform promptly any of its obligations hereunder, provided such failure was not the direct result of action by the Owner or events beyond the reasonable control of the Manager;

            (b) any acts of the Manager beyond the scope of the Manager's authority hereunder not otherwise authorized by the Owner; and

            (c) any malfeasance, misfeasance, nonfeasance or negligence or willful misconduct of the Manager, its agents or employees.

      8.2. Indemnification by Owner in Favor of Manager. The Owner shall indemnify and hold harmless the Manager, its affiliates, directors, officers, shareholders, employees, agents, and representatives (collectively, the "Manager Indemnitees") against any loss, liability, claim or expense (including but not limited to litigation expenses, court costs and attorneys' fees) which may be made against or incurred by any Manager Indemnitee arising out of the operation of the Project, except with respect to matters arising in whole or in any part from any of the matters set forth in paragraph 8.1 above.

      8.3. Waiver of Subrogation. Anything in this Agreement to the contrary notwithstanding, the Owner and the Manager hereby waive and release each other and their respective Owner Indemnitees and Manager Indemnitees of and from any and all right of recovery, claim, action, or cause of action against each other, their agents, officers and employees, for any loss or damage that may occur to the Project or any personal property located therein by reason of fire or the elements, or other casualty, regardless of cause or origin including negligence of the Owner or the Manager and their agents, officers and employees, to the extent the same is insured against under insurance policies carried by the Owner or the Manager The Owner and the Manager agree to obtain a waiver of subrogation from the respective insurance companies which have issued policies of insurance covering all risk of direct physical loss, and to have the insurance policies endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers.

      8.4. Survival. The provisions of this Section 8 shall survive any expiration or termination of this Agreement.

                                   SECTION 9.

                              TERMS AND TERMINATION

      9.1. Terms. This Agreement shall extend through December 31, 2012 and month-to-month thereafter. The term of this Agreement shall commence as of the date first set forth above, upon due execution and delivery of this Agreement by all parties.

      9.2. Termination by Either Party Without Cause. Beginning on January 1, 2013, either party hereto may terminate this Agreement without cause at any time, upon at least thirty (30) days written notice, effective at the end of the notice period.

      9.3. Termination for Cause. The Owner may, at all times during the term of this Agreement and any extension thereof, terminate this Agreement upon ten (10) days written notice (except as otherwise specified) in the event that:

            (a) the Manager has been negligent in the management, operation, maintenance or servicing of the Project or has otherwise defaulted in the performance of its obligations hereunder and shall have failed to cure such breach to the satisfaction of the Owner after thirty (30) days prior written notice; or

            (b) the Manager has caused or allowed to exist a breach of any Basic Document and, only to the extent that such breach is curable, shall have failed to cure such breach to the satisfaction of the Owner by the earlier of (i) any required date or (ii) after thirty (30) days prior written notice from Owner; or

            (c) a receiver, liquidator or trustee of the Manager shall be appointed by court order or a petition to liquidate or reorganize the Manager under any bankruptcy, reorganization or insolvency law, and such order or petition is not vacated or dismissed within sixty (60) days or the Manager shall file a petition in bankruptcy, reorganization or insolvency laws, or if the Manager shall make an assignment for the benefit of its creditors, or if the Manager is adjudicated a bankrupt; or

            (d) the present management of the Manager materially changes by reason of the acquisition or merger of the Manager by or with any other entity; or

            (e) there is damage or destruction to the Project and the Owner decides not to rebuild or restore the Project or there is a taking by condemnation, or similar proceeding, of a substantial portion of the Project.

      Any such termination shall be effective upon receipt of written notice of termination given by the Owner to the Manager or thereafter upon such other date as specified by the Owner in such written notice.

      Notwithstanding anything to the contrary contained in Sections 9.2 or 9.3 of this Agreement, in the event that (i) Owner sells, transfers or conveys the Project and (ii) at the time of such sale this Agreement remains in full force and effect, Owner hereby agrees that it shall require the buyer to assume all of Owner's obligations under this Agreement as a condition to closing.

      9.4. Manager's Obligations After Termination. Upon the expiration or termination of this Agreement, or the termination of the Manager's services hereunder, as provided above, the Manager shall:

            (a) deliver to the Owner, or such other person or persons designated by the Owner, copies of all books and records of the Project and all funds in the possession of the Manager belonging to the Owner or received by the Manager pursuant to the terms of this Agreement or of any of the Basic Documents;

            (b) assign, transfer or convey to such person or persons all service contracts and personal property relating to or used in the operation and maintenance of the Project, except any personal property which was paid for and is owned by the Manager;

            (c) remove, at its cost and expense, all signs that it may have placed at the Project indicating that it is the manager of same and replace and restore any damage resulting therefrom; and

            (d) make itself available at reasonable times and for a reasonable amount of time, not less than ninety (90) days after such expiration or termination, to consult with and advise the Owner or such other person or persons regarding the operation and maintenance of the Project.

      Upon any termination or the expiration pursuant to this Section, the obligations of the parties hereto (except those specified as surviving) shall cease as of the date specified in the notice of termination, except that the Manager shall comply with the applicable provisions of this Section and shall be entitled to receive any and all compensation which may be due the Manager hereunder through the effective date of such termination or expiration.

                                  SECTION 10.

                                    NO AGENCY

      The Manager shall be responsible for all of its employees and the employees of any affiliate, the supervision of all persons performing services in connection with the performance of all of the Owner's obligations hereunder relating to the maintenance and operation of the project, and for determining the manner and time of performance of all acts hereunder.

      The Manager represents, warrants, covenants and agrees that the Manager has complied, and during the term of hereof will comply, in all material respects with all applicable state and federal laws and regulations respecting employment and employment practices, terms and conditions of employment, wages and hours and other laws and regulations related to employment of employees of the Manager or its agents, and there are no, nor will there be any, arrears in the payment of wages, withholding or social security taxes, unemployment insurance premiums or other similar obligations other than in the ordinary course of business.

      The Manager further represents and warrants that there are no employees of the Manager or of any affiliate of the Manager currently employed in the operation and/or maintenance of the Project, other than the positions shown on Exhibit D attached hereto.

      Exhibit D sets forth as of the date of this Agreement a complete list and description of all fringe benefits, including hospitalization insurance, accident and health insurance, disability insurance, death insurance, 401k/profit sharing and other benefits.

      Nothing herein contained shall be construed to establish the Manager as agent or employee of the Owner or any other person having any interest in the Project.

                                  SECTION 11.

                                   ASSIGNMENT

      The Manager may not assign or otherwise transfer this Agreement or any interest therein without the prior written consent of the Owner. A transfer of fifty percent (50%) or more of any interest in the Manager (whether by stock, partnership interest or otherwise, whether voluntary or involuntary, or whether by operation of law or otherwise) will be deemed an assignment of this Agreement.

      This Agreement shall be binding upon the parties hereto and shall inure to the benefit of the successors and assigns of the Owner. The Owner may assign this Agreement at any time, provided, however, that at all times such assignee shall be a person, firm or corporation controlling, controlled by or under common control with the Owner. Until the expiration or earlier termination of this Agreement, this Agreement shall run with the title to the Property and bind all future owners of the Property. Any party acquiring the Property shall be deemed to have assumed all of Owner's obligations hereunder. Contemporaneously with the execution hereof, Owner and Manager shall enter into a memorandum of this Agreement, in recordable form, that will put future owners of the Property on notice of this Agreement. Owner agrees not to sell, transfer or convey the Property without assigning this Agreement to the party acquiring the Property, and causing the acquiring party to assume all of Owner's obligations under this Agreement in a writing delivered to Manager.

                                   SECTION 12.

                                    NO WAIVER

      The failure of the Owner to seek redress for breach, or to insist upon the strict performance of any covenant, agreement, provision or condition of this Agreement shall not constitute a waiver thereof, and the Owner shall have all remedies provided herein and by applicable law with respect to any subsequent act which constitutes a breach.

                                   SECTION 13.

                                     NOTICES

      Unless otherwise specifically provided, all notices required hereunder shall be in writing and shall be sent by expedited mail delivery service, registered or certified mail, or receipted overnight service, postage prepaid to the intended party:

      OWNER:

      FSP 50 South Tenth Street Corp.
      c/o Franklin Street Properties Corp.
      401 Edgewater Place, Suite 200
      Wakefield, MA 01880-6210

      MANAGER:

      Ryan Companies US, Inc.

      50 South 10th Street, Suite 300

      Minneapolis, MN 55403

      Attn. Mike McElroy

                                   SECTION 14.

                                    CAPTIONS

      The captions of this Agreement are inserted only for the purpose of convenient reference and do not define, limit, or prescribe the scope or intent of this Agreement or any part hereof.

                                   SECTION 15.

                                 APPLICABLE LAW

      This Agreement shall be construed in accordance with the laws of the state in which the Project is located.

                                   SECTION 16.

                                   INVALIDITY

      If any provision of this Agreement is found by a tribunal of appropriate jurisdiction to be invalid or unenforceable in whole or in part, it shall not thereby invalidate this Agreement but this Agreement shall be deemed to be appropriately modified.

                                   SECTION 17.

                         LIMITATION ON OWNER'S LIABILITY

      Notwithstanding any other provision of this Agreement or any rights which the Manager might otherwise have at law, equity, or by statute, whether based on contract or some other claim, any liability of the Owner to the Manager shall be satisfied only from the Owner's interest in the Project and the proceeds thereof. Without limiting the generality of the foregoing, if the Owner is or becomes a partnership, the general or limited partners, employees, agents, or affiliates of the Owner shall not in any manner be personally or individually liable for the obligations of the Owner hereunder or for any claims related to this Agreement or the operation of the Project. If the Owner is or becomes a corporation, no officer, employee, agents, or affiliates of the Owner shall in any manner be personally or individually liable for the obligations of the Owner hereunder or for any claim in any way related to this Agreement or the operations of the Project.

                                   SECTION 18.

                 OWNER'S REPRESENTATIVES; CONSENTS AND APPROVALS

      The Owner's consents and approvals may be given only by Owner's authorized representatives from time to time designated by the Owner to the Manager in writing. The Owner may from time to time designate other representatives to approve matters, receive reports, materials, or other items, or otherwise take action on behalf of the Owner, and the Manager shall cooperate fully with such representatives, to the same extent as if dealing directly with Owner. Any consent or approval required of the Owner under this Agreement shall not be effective unless received from one of the Owner's authorized representatives. The Owner's initial authorized representatives shall be any one of George Carter, Barbara Corinha or Janet Notopoulos.

                                   SECTION 19.

                                ENTIRE AGREEMENT

      This Agreement embodies the entire understanding of the parties and there are no further agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

OWNER:

      FSP 50 South Tenth Street Corp.

      By: /s/ George J. Carter
          --------------------
          George J. Carter
          President


MANAGER:

      Ryan Companies US, Inc.

      By:
          --------------------
          Name:
          Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

OWNER:

      FSP 50 South Tenth Street Corp.

      By:
          --------------------
          Name:
          Title:


MANAGER:

      Ryan Companies US, Inc.

      By: /s/ Timothy M. Gray
          --------------------
          Name:
          Title:

                                    EXHIBIT A

                                 MANAGEMENT FEE

      Pursuant to Section 4 of the Management Agreement, the Owner shall pay the Manager, as compensation for management services, an amount equal to three percent (3%) of the "Net Operating Receipts" collected in the preceding month, prorated for any partial calendar month at the beginning or end of the term hereof.

      The term "Net Operating Receipts" as used herein shall mean and include all receipts derived from the operation of the Project, including, without limitation, all fees or expense reimbursements, payments from third parties for occupancy or other services, payments made in consideration of the cancellation, or the application of security deposits upon default or towards the repair of any damage to the Project, provided, however, that Net Operating Receipts shall not include:

            (a) any security or other deposits unless or until applied to rent as provided above;

            (b)   interest or investment income of the Owner;

            (c)   capital contributions by the Owner;

            (d)   tax refunds;

            (e)   condemnation proceeds or awards

            (f)   any insurance proceeds;

            (g) any refinancing, or sale or other proceeds of sale or dispositions of capital assets of the Project or any interest therein: or

            (h)   lease termination fees;

            (i)   tenant work order reimbursement and fee.

                                    EXHIBIT B

                             (Intentionally Deleted)

                                    EXHIBIT C

                            FORM OF CHART OF ACCOUNTS

                                 (See attached)

----------------------------------------------------------------------------------------------------
Database:     FRANKLINPROP                   Chart of Accounts                      Page:          1
Ledger Code:  MR                        Franklin Street Properties                  Date: 11/16/2006
                                              Franklin Street                       Time:   12:47 PM

----------------------------------------------------------------------------------------------------
                                                                            1099
Account        Description                          Type                   Account    DP Restriction
----------------------------------------------------------------------------------------------------

1005-000       Cash - ZBA                           Cash                    Y
1010-000       Cash - Checking Account              Cash                    Y
1011-000       Cash - Operating                     Cash                    Y
1020-000       Cash - Savings                       Cash                    Y
1021-000       Cash - Held in Escrow                Cash                    N
1022-000       Cash - CD                            Cash                    Y
1025-000       Fleet - Funded Reserves              Cash                    Y
1025-001       Fleet - Other Reserves               Cash                    Y
1025-002       Short-term Investments               Cash                    Y
1030-000       Citizens - Funded Reserve            Cash                    Y
1030-001       Citizens - Other Reserve             Cash                    Y
1030-002       Citizens - Other reserve             Cash                    N
1040-000       Cash - Security Deposit              Cash                    Y
1041-000       Cash - Restricted                    Balance Sheet           Y
1050-000       Cash - Loan Account                  Cash                    Y
1060-000       Cash - Distributions                 Cash                    Y
1099-000       Petty Cash                           Cash                    Y
1100-000       MARKETABLE SECURITIES                Memo Balance            Y
1100-001       Marketable Securities                Balance Sheet           Y
1100-002       Investment Account                   Balance Sheet           Y
1210-000       RENTAL ACCOUNTS RECEIVABL            Memo Balance            Y
1210-001       Rental A/R                           Balance Sheet           Y
1220-000       RECOVERABLE A/R                      Memo Balance            Y
1220-001       CAM A/R                              Balance Sheet           Y
1220-002       Prior Year Cam                       Balance Sheet           Y
1220-010       Ins A/R                              Balance Sheet           Y
1220-011       Prior Year Insurance A/R             Balance Sheet           Y
1220-020       Tax A/R                              Balance Sheet           Y
1220-021       Prior Year Tax A/R                   Balance Sheet           Y
1220-030       Utility A/R                          Balance Sheet           Y
1220-031       Prior Year Utility A/R               Balance Sheet           Y
1220-040       REOA Receivable - Retail             Balance Sheet           Y
1220-041       REOA Receivable - Office             Balance Sheet           Y
1270-000       WORK ORDER A/R                       Memo Balance            Y
1270-001       Tenant Work Order A/R                Balance Sheet           Y
1270-002       Other Tenant AR                      Balance Sheet           Y
1270-003       Service Billings AR                  Balance Sheet           Y
1270-004       Membership Fees Rec.                 Balance Sheet           Y
1270-005       Registration Fees Rec.               Balance Sheet           Y
1280-000       OTHER A/R                            Memo Balance            Y
1280-001       Other A/R                            Balance Sheet           Y
1280-002       Misc AR                              Balance Sheet           Y
1285-000       FASB 13 A/R                          Memo Balance            Y
1285-001       FASB 13 A/R                          Balance Sheet           Y
1285-002       Rent Reduction Receivable            Balance Sheet           Y
1285-099       Reserve - FASB 13 AR                 Balance Sheet           Y
1290-000       OTHER RECEIVABLES                    Balance Sheet           Y
1290-101       Mgt Fee - Essex                      Balance Sheet           Y
1290-102       Mgt Fee - Reata                      Balance Sheet           Y
1290-103       Mgt Fee - Weslayan                   Balance Sheet           Y
1290-104       Mgt Fee - Silverside                 Balance Sheet           Y
1290-105       Mgt Fee - Gael                       Balance Sheet           Y
1290-106       Mgt Fee - Merrywood                  Balance Sheet           Y
1290-301       Mgt Fee - NAOP                       Balance Sheet           Y
1290-302       Mgt Fee - Park Seneca                Balance Sheet           Y
1290-303       Mgt Fee - Santa Clara                Balance Sheet           Y
1290-304       Mgt Fee - Piedmont                   Balance Sheet           Y
1290-305       Mgt Fee - Hillview                   Balance Sheet           Y
1290-306       Mgt Fee - Telecom                    Balance Sheet           Y

----------------------------------------------------------------------------------------------------
Database:     FRANKLINPROP                   Chart of Accounts                      Page:          2
Ledger Code:  MR                        Franklin Street Properties                  Date: 11/16/2006
                                              Franklin Street                       Time:   12:47 PM

----------------------------------------------------------------------------------------------------
                                                                            1099
Account        Description                         Type                    Account   DP Restriction
----------------------------------------------------------------------------------------------------

1290-307       Mgt Fee - Forest Park               Balance Sheet            Y
1290-308       Mgt Fee - Southfield                Balance Sheet            Y
1290-309       Mgt Fee - Blue Ravine               Balance Sheet            Y
1290-310       Mgt Fee - Austin                    Balance Sheet            Y
1290-311       Mgt Fee - Gateway                   Balance Sheet            Y
1290-312       Mgt Fee - Lyberty Way               Balance Sheet            Y
1290-313       Mgt Fee - Centennial                Balance Sheet            Y
1290-314       Mgt Fee - Willow Bend               Balance Sheet            Y
1290-315       Mgt Fee - Meadowpoint               Balance Sheet            Y
1290-316       Mgt Fee - Timberlake                Balance Sheet            Y
1290-318       Mgt Fee - Federal Way               Balance Sheet            Y
1290-319       Mgt Fee - Fair Lakes                Balance Sheet            Y
1290-320       Mgt Fee - Northwest Point           Balance Sheet            Y
1290-321       Mgt Fee - Timberlake East           Balance Sheet            Y
1290-322       Mgt Fee - Plaza Ridge               Balance Sheet            Y
1290-324       Mgt Fee - Park Ten                  Balance Sheet            Y
1290-325       Mgt Fee - Montague                  Balance Sheet            Y
1290-326       Mgt Fee - Addison Circle            Balance Sheet            Y
1290-327       Mgt Fee - Royal Ridge               Balance Sheet            Y
1290-328       Mgt Fee -Collins Crossing           Balance Sheet            Y
1290-329       Mgt Fee - Innsbrook                 Balance Sheet            Y
1290-330       Mgt Fee - Interlocken               Balance Sheet            Y
1290-331       Mgt Fee - Blue Lagoon               Balance Sheet            Y
1290-332       Mgt Fee - Eldridge Green            Balance Sheet            Y
1290-333       Mgt Fee - Highland                  Balance Sheet            Y
1290-334       Mgt Fee - Satellite                 Balance Sheet            Y
1290-335       Mgt Fee- 1441 Main St.              Balance Sheet            Y
1290-336       Mgt Fee - 6601 Exec Driv            Balance Sheet            Y
1290-337       Mgt Fee - 505 Waterford             Balance Sheet            Y
1290-338       Mgt Fee - Galleria North            Balance Sheet            Y
1290-339       Mgt Fee - Greenwood                 Balance Sheet            Y
1290-340       Mgt Fee - River Crossing            Balance Sheet            Y
1290-341       Mgt Fee - Fiddlers Green            Balance Sheet            Y
1290-343       Mgt Fees - Energy Tower             Balance Sheet            Y
1290-344       Mgt Fee - Phoenix Tower             Balance Sheet            Y
1290-345       Mgt Fee - Liberty Plaza             Balance Sheet            Y
1290-346       Mgt Fee - One Overton               Balance Sheet            Y
1290-347       Mgt Fee - 50 S. 1 Oth St.           Balance Sheet            N
1290-348       Mgt Fee - 303 East Wacker           Balance Sheet            Y
1290-401       Mgt Fee - Goldentop                 Balance Sheet            Y
1290-501       Mgt Fee - One Technology            Balance Sheet            Y
1290-502       Mgt Fee - Bollman                   Balance Sheet            Y
1291-000       DUE FROM DEAL                       Memo Balance             Y
1291-105       Due from Deal-Gael                  Balance Sheet            Y
1291-106       Due from Deal-Merrywood             Balance Sheet            Y
1291-305       Due from Deal-Hillview              Balance Sheet            Y
1291-306       Due from Deal-Telecom               Balance Sheet            Y
1291-307       Due from Deal-Forest Pk             Balance Sheet            Y
1291-308       Due from Deal-Southfield            Balance Sheet            Y
1291-309       Due from Deal-Blue Ravine           Balance Sheet            Y
1291-310       Due from Deal-Austin                Balance Sheet            Y
1291-311       Due from Deal-Gateway               Balance Sheet            Y
1291-312       Due from Deal-Lyberty Way           Balance Sheet            Y
1291-313       Due from Deal-Centennial            Balance Sheet            Y
1291-314       Due from Deal-Willow Bend           Balance Sheet            Y
1291-315       Due from Deal-Meadow Pt             Balance Sheet            Y
1291-316       Due from Deal-Timberlake            Balance Sheet            Y
1291-317       Due from Deal-Loudon Gtwy           Balance Sheet            Y
1291-318       Due from Deal-Federal Way           Balance Sheet            Y

----------------------------------------------------------------------------------------------------
Database:     FRANKLINPROP                   Chart of Accounts                      Page:          3
Ledger Code:  MR                        Franklin Street Properties                  Date: 11/16/2006
                                              Franklin Street                       Time:   12:47 PM

----------------------------------------------------------------------------------------------------
                                                                            1099
Account        Description                         Type                    Account   DP Restriction
----------------------------------------------------------------------------------------------------

1291-319       Due from Deal-Fair Lakes            Balance Sheet            Y
1291-320       Due from Deal-NW Point              Balance Sheet            Y
1291-321       Due from Deal-TLake East            Balance Sheet            Y
1291-322       Due from Deal-Plaza Ridge           Balance Sheet            Y
1291-323       Due from Deal-Eldridge              Balance Sheet            Y
1291-324       Due from Deal-Park Ten              Balance Sheet            Y
1291-325       Due from Deal-Montague              Balance Sheet            Y
1291-326       Due from Deal-Addison               Balance Sheet            Y
1291-327       Due from Deal-Royal Ridge           Balance Sheet            Y
1291-328       Due from Deal-Collins Cr            Balance Sheet            Y
1291-329       Due from Deal-Innsbrook             Balance Sheet            Y
1291-330       Due from Deal-Interlocken           Balance Sheet            Y
1291-331       Due from Deal-Blue Lagoon           Balance Sheet            Y
1291-332       Due from Deal-Eldridge Gr           Balance Sheet            Y
1291-333       Due from Deal-Highland              Balance Sheet            Y
1291-334       Due from Deal-Satellite             Balance Sheet            Y
1291-335       Due from Deal-1441 Main             Balance Sheet            Y
1291-336       Due from Deal-5601 Exec             Balance Sheet            Y
1291-337       Due from Deal-505 Waterfd           Balance Sheet            Y
1291-338       Due from Deal-Galleria              Balance Sheet            Y
1291-339       Due from Deal - Greenwood           Balance Sheet            Y
1291-340       Due from Deal River Cross           Balance Sheet            Y
1291-341       Due from deal Pk Ten Dev            Balance Sheet            Y
1291-342       Due from deal Fiddlers Gr           Balance Sheet            Y
1291-343       Due frm Deal Energy Tower           Balance Sheet            Y
1291-344       Due from deal Phoenix Twr           Balance Sheet            Y
1291-345       Due frm deal Liberty Plaz           Balance Sheet            Y
1291-347       Due from Deal - 50 S 10th           Balance Sheet            Y
1291-348       Due frm Deal-303 E Wacker           Balance Sheet            Y
1291-401       Due from Deal-Goldentop             Balance Sheet            Y
1291-502       Due from Deal-Bollman               Balance Sheet            Y
1292-000       DUE FROM PROPERTIES                 Memo Balance             Y
1292-101       Prop - Essex                        Balance Sheet            Y
1292-102       Prop - Reata                        Balance Sheet            Y
1292-103       Prop - Weslayan                     Balance Sheet            Y
1292-104       Prop - Silverside                   Balance Sheet            Y
1292-105       Prop - Gael                         Balance Sheet            Y
1292-106       Prop - Merrywood                    Balance Sheet            Y
1292-301       Prop - NAOP                         Balance Sheet            Y
1292-302       Prop - Park Seneca                  Balance Sheet            Y
1292-303       Prop - Santa Clara                  Balance Sheet            Y
1292-304       Prop - Piedmont                     Balance Sheet            Y
1292-305       Prop - Hillview                     Balance Sheet            Y
1292-306       Prop - Telecom                      Balance Sheet            Y
1292-307       Prop - Forest Park                  Balance Sheet            Y
1292-308       Prop - Southfield                   Balance Sheet            Y
1292-309       Prop - Blue Ravine                  Balance Sheet            Y
1292-310       Prop - Austin                       Balance Sheet            Y
1292-311       Prop - Gateway                      Balance Sheet            Y
1292-312       Prop - Lyberty Way                  Balance Sheet            Y
1292-313       Prop - Centennial                   Balance Sheet            Y
1292-314       Prop - Willow Bend                  Balance Sheet            Y
1292-315       Prop - Meadowpoint                  Balance Sheet            Y
1292-316       Prop - Timberlake                   Balance Sheet            Y
1292-318       Prop - Federal Way                  Balance Sheet            Y
1292-319       Prop - Fair Lakes                   Balance Sheet            Y
1292-320       Prop - Northwest Point              Balance Sheet            Y
1292-321       Prop - Timberlake East              Balance Sheet            Y
1292-322       Prop - Plaza Ridge                  Balance Sheet            Y

----------------------------------------------------------------------------------------------------
Database:     FRANKLINPROP                   Chart of Accounts                      Page:          4
Ledger Code:  MR                        Franklin Street Properties                  Date: 11/16/2006
                                              Franklin Street                       Time:   12:47 PM

----------------------------------------------------------------------------------------------------
                                                                            1099
Account        Description                         Type                    Account   DP Restriction
----------------------------------------------------------------------------------------------------

1292-324       Prop - Park Ten                      Balance Sheet           Y
1292-325       Prop - Montague                      Balance Sheet           Y
1292-326       Prop - Addison                       Balance Sheet           Y
1292-327       Prop - Royal Ridge                   Balance Sheet           Y
1292-328       Prop - Collins Crossing              Balance Sheet           Y
1292-329       Prop - Innsbrook                     Balance Sheet           Y
1292-330       Prop - Interlocken                   Balance Sheet           Y
1292-331       Prop - Blue Lagoon                   Balance Sheet           Y
1292-332       Prop - Eldridge                      Balance Sheet           Y
1292-333       Prop - Highland                      Balance Sheet           Y
1292-334       Prop - Satellite                     Balance Sheet           Y
1292-335       Prop - 1441 Main St.                 Balance Sheet           Y
1292-336       Prop - 5601 Executive Dr.            Balance Sheet           Y
1292-337       Prop - 505 Waterford                 Balance Sheet           Y
1292-338       Prop - Galleria North                Balance Sheet           Y
1292-339       Prop - Greenwood Plaza               Balance Sheet           Y
1292-340       Prop - River Crossing                Balance Sheet           Y
1292-341       Prop - Park Ten Devel                Balance Sheet           Y
1292-343       Prop - Energy Tower                  Balance Sheet           Y
1292-344       Prop - Phoenix Tower                 Balance Sheet           Y
1292-345       Prop - Liberty Plaza                 Balance Sheet           Y
1292-346       Prop - One Overton Park              Balance Sheet           Y
1292-347       Prop - 50 S. 1Oth St.                Balance Sheet           N
1292-348       Prop - 303 East Wacker               Balance Sheet           Y
1292-401       Prop - Goldentop                     Balance Sheet           Y
1292-501       Prop - One Technology                Balance Sheet           Y
1292-502       Prop - Bollman                       Balance Sheet           Y
1293-000       Div. and Int. Receivable             Balance Sheet           Y
1294-000       Misc. A/R Employees                  Balance Sheet           Y
1295-000       DUE FROM BROKER                      Balance Sheet           Y
1295-001       Broker - R. Norris                   Balance Sheet           Y
1295-002       Broker - MacPhee                     Balance Sheet           Y
1295-003       Broker - Gribbell                    Balance Sheet           Y
1295-004       Broker - Garvey                      Balance Sheet           Y
1295-005       Broker - Noga                        Balance Sheet           Y
1295-006       Broker - Nyland                      Balance Sheet           Y
1295-007       Broker - Witherell                   Balance Sheet           Y
1295-008       Broker - A. Norris                   Balance Sheet           Y
1295-009       Broker - White                       Balance Sheet           Y
1295-010       Broker - P. Davidson                 Balance Sheet           Y
1295-011       Broker - Gorman                      Balance Sheet           Y
1296-000       DUE FROM AFFILIATES                  Memo Balance            Y
1296-001       Due from FSP                         Balance Sheet           Y
1296-002       Due from FSPI                        Balance Sheet           Y
1296-003       Due from FSP PM                      Balance Sheet           Y
1296-004       Due from FSP Holdings                Balance Sheet           Y
1296-005       Due from FSP GP                      Balance Sheet           Y
1296-006       Intercompany eliminations            Balance Sheet           Y
1297-000       LP Tax Receivable                    Balance Sheet           Y
1298-000       Due From Seller                      Balance Sheet           Y
1299-000       Reserve-Uncollectible AR             Balance Sheet           Y
1300-000       PREPAID EXPENSES                     Memo Balance            Y
1301-000       Prepaid Rent                         Balance Sheet           Y
1302-000       Prepaid Insurance                    Balance Sheet           Y
1303-000       Prepaid Real Estate Taxes            Balance Sheet           Y
1304-000       Prepaid Licenses                     Balance Sheet           Y
1305-000       Prepaid Other                        Balance Sheet           Y
1306-000       Deposits                             Balance Sheet           Y
1307-000       Prepaid Income Taxes                 Balance Sheet           Y

----------------------------------------------------------------------------------------------------
Database:     FRANKLINPROP                   Chart of Accounts                      Page:          5
Ledger Code:  MR                        Franklin Street Properties                  Date: 11/16/2006
                                              Franklin Street                       Time:   12:47 PM

----------------------------------------------------------------------------------------------------
                                                                            1099
Account        Description                         Type                    Account   DP Restriction
----------------------------------------------------------------------------------------------------

1401-000       Land                                Balance Sheet            y
1402-000       Land Improvements                   Balance Sheet            y
1403-000       Building                            Balance Sheet            y
1404-000       Building Improvements               Balance Sheet            y
1405-000       Tenant Improvements                 Balance Sheet            y
1406-000       Equipment                           Balance Sheet            y
1407-000       Furniture & Fixtures                Balance Sheet            y
1408-000       Leasehold Improvements              Balance Sheet            y
1409-000       Office Equip & Furniture            Balance Sheet            y
1410-000       Software                            Balance Sheet            y
1411-000       Step Up Adjustment                  Balance Sheet            y
1412-000       CIP - Land Improvements             Balance Sheet            y
1413-000       CIP - Bldg Improvements             Balance Sheet            y
1414-000       CIP - Tenant Improvements           Balance Sheet            y
1415-000       CIP - Building                      Balance Sheet            y
1420-000       Acq Lease - Leasing Costs           Balance Sheet            y
1421-000       Acq. Lease - Legal Fees             Balance Sheet            y
1422-000       Acq. Lease-Lease Commsn             Balance Sheet            y
1423-000       Acq. Favorable Leases               Balance Sheet            y
1502-000       A/D - Land Improvements             Balance Sheet            y
1503-000       A/D - Building                      Balance Sheet            y
1504-000       A/D - Building Imp.                 Balance Sheet            y
1505-000       A/D - Tenant Imp.                   Balance Sheet            y
1506-000       A/D - Equipment                     Balance Sheet            y
1507-000       A/D - Furniture & Fixture           Balance Sheet            y
1508-000       A/D - Leasehold Imp.                Balance Sheet            y
1509-000       A/D - Office FFE                    Balance Sheet            y
1510-000       Accum, Amort - Software             Balance Sheet            y
1511-000       A/D - Step Up Adjustment            Balance Sheet            y
1520-000       A/A Acq Lease Leasing Cos           Balance Sheet            N
1521-000       Amort - Acq. Lease-Legal            Balance Sheet            y
1522-000       Amort - Acq. Lease - Comm           Balance Sheet            y
1523-000       Amort - Acq. Favorable Le           Balance Sheet            y
1601-000       Deferred Leasing and Lega           Balance Sheet            y
1602-000       Accum. Amort-Lease\Legal            Balance Sheet            y
1701-000       Merger Costs                        Balance Sheet            y
1702-000       Office - FFE - Non RE               Balance Sheet            y
1703-000       A/D - Office FFE - Non RE           Balance Sheet            y
1704-000       Other Assets                        Balance Sheet            y
1704-001       Accum Amort - Other                 Balance Sheet            y
1750-000       Deferred Financing Costs            Balance Sheet            y
1760-000       A/A Def. Financing Costs            Balance Sheet            y
1800-000       I/COINVESTMENTS                     Memo Balance             y
1800-001       Inv - FSP                           Balance Sheet            y
1800-002       Inv - FSPI                          Balance Sheet            y
1800-003       Inv - FSP PM                        Balance Sheet            y
1800-004       Inv - FSP Holdings                  Balance Sheet            y
1800-101       Inv - Essex                         Balance Sheet            y
1800-102       Inv - Reata                         Balance Sheet            y
1800-103       Inv. - Weslayan                     Balance Sheet            y
1800-104       Inv - Silverside                    Balance Sheet            y
1800-105       Inv - Gael                          Balance Sheet            y
1800-106       Inv - Merrywood                     Balance Sheet            y
1800-301       Inv - NAOP                          Balance Sheet            y
1800-302       Inv - Park Seneca                   Balance Sheet            y
1800-303       Inv - Santa Clara                   Balance Sheet            y
1800-304       Inv - Piedmont                      Balance Sheet            y
1800-305       Inv - Hillview                      Balance Sheet            y
1800-306       Inv - Telecom                       Balance Sheet            y

----------------------------------------------------------------------------------------------------
Database:     FRANKLINPROP                   Chart of Accounts                      Page:          6
Ledger Code:  MR                        Franklin Street Properties                  Date: 11/16/2006
                                              Franklin Street                       Time:   12:47 PM

----------------------------------------------------------------------------------------------------
                                                                            1099
Account        Description                         Type                    Account   DP Restriction
----------------------------------------------------------------------------------------------------

1800-307       Inv - Forest Park                   Balance Sheet            Y
1800-308       Inv - Southfield                    Balance Sheet            Y
1800-309       Inv - Blue Ravine                   Balance Sheet            Y
1800-310       Inv - Austin                        Balance Sheet            Y
1800-311       Inv - Gateway                       Balance Sheet            Y
1800-312       Inv - Lyberty Way                   Balance Sheet            Y
1800-313       Inv - Centennial                    Balance Sheet            Y
1800-314       Inv - Willow Bend                   Balance Sheet            Y
1800-315       Inv - Meadowpoint                   Balance Sheet            Y
1800-316       Inv - Timberlake                    Balance Sheet            Y
1800-318       Inv - Federal Way                   Balance Sheet            Y
1800-319       Inv - Fair Lakes                    Balance Sheet            Y
1800-320       Inv - Northwest Point               Balance Sheet            Y
1800-321       Inv - Timberlake East               Balance Sheet            Y
1800-322       Inv - Plaza Ridge                   Balance Sheet            Y
1800-324       Inv - Park Ten                      Balance Sheet            Y
1800-325       Inv - Montague                      Balance Sheet            Y
1800-326       Inv - Addison Circle                Balance Sheet            Y
1800-327       Inv - Royal Ridge                   Balance Sheet            Y
1800-328       Inv - Collins Crossing              Balance Sheet            Y
1800-329       Inv - Innsbrook                     Balance Sheet            Y
1800-330       Inv - Interlocken                   Balance Sheet            Y
1800-331       Inv - Blue Lagoon                   Balance Sheet            Y
1800-332       Inv - Eldridge Green                Balance Sheet            Y
1800-333       Inv - Highland Place                Balance Sheet            Y
1800-334       Inv - Satellite Place               Balance Sheet            Y
1800-335       Inv - 1441 Main St                  Balance Sheet            Y
1800-336       Inv - 5601 Exec Dr                  Balance Sheet            Y
1800-337       Inv - 505 Waterfor                  Balance Sheet            Y
1800-338       Inv - Galleria North                Balance Sheet            Y
1800-339       Inv - Greenwood                     Balance Sheet            Y
1800-341       Inv - Pk Ten Development            Balance Sheet            Y
1800-343       Inv - Energy Tower I                Balance Sheet            Y
1800-344       Inv - Phoenix Tower                 Balance Sheet            Y
1800-401       Inv- Goldentop                      Balance Sheet            Y
1800-501       Inv - One Technology                Balance Sheet            Y
1800-502       Inv - Bollman                       Balance Sheet            Y
1800-999       Initial Investment in Sub           Balance Sheet            Y
1801-000       Investment - FSP                    Balance Sheet            Y
1801-001       Investment - FSPI                   Balance Sheet            Y
1801-002       Investment - FSPM                   Balance Sheet            Y
1801-003       Investment - FSP Holidngs           Balance Sheet            Y
1801-101       Investment - Essex                  Balance Sheet            Y
1801-102       Investment - Reata                  Balance Sheet            Y
1801-103       Investment - Weslayan               Balance Sheet            Y
1801-104       Investment - Silverside             Balance Sheet            Y
1801-105       Investment- Gael                    Balance Sheet            Y
1801-106       Investment - Merrywood              Balance Sheet            Y
1801-301       Investment - NAOP                   Balance Sheet            Y
1801-302       Investment - Park Seneca            Balance Sheet            Y
1801-303       Investment - Santa Clara            Balance Sheet            Y
1801-304       Investment - Piedmont               Balance Sheet            Y
1801-305       Investment - Hillview               Balance Sheet            Y
1801-306       Investment - Telecom                Balance Sheet            Y
1801-307       Investment - Forest Park            Balance Sheet            Y
1801-308       Investment -Southfield              Balance Sheet            Y
1801-309       Investment - Blue Ravine            Balance Sheet            Y
1801-310       Investment - Austin                 Balance Sheet            Y
1801-311       Investment - Gateway                Balance Sheet            Y

----------------------------------------------------------------------------------------------------
Database:     FRANKLINPROP                   Chart of Accounts                      Page:          7
Ledger Code:  MR                        Franklin Street Properties                  Date: 11/16/2006
                                              Franklin Street                       Time:   12:47 PM

----------------------------------------------------------------------------------------------------
                                                                            1099
Account        Description                         Type                    Account   DP Restriction
----------------------------------------------------------------------------------------------------

1801-312       Investment - Lyberty Way             Balance Sheet           Y
1801-313       Investment - Centennial              Balance Sheet           Y
1801-314       Investment - Willow Bend             Balance Sheet           Y
1801-315       Investment - Meadow Pt               Balance Sheet           Y
1801-316       Investment - Timberlake              Balance Sheet           Y
1801-318       Investment - Federal Way             Balance Sheet           Y
1801-319       Investment - Fair Lakes              Balance Sheet           Y
1801-320       Investment - Northwest Pt            Balance Sheet           Y
1801-321       Investment - Timberlake E            Balance Sheet           Y
1801-322       Investment - Plaza Ridge             Balance Sheet           Y
1801-324       Investment - Park Ten                Balance Sheet           Y
1801-325       Investment - Montague                Balance Sheet           Y
1801-326       Investment - Addison                 Balance Sheet           Y
1801-327       Investment - Royal Ridge             Balance Sheet           Y
1801-328       Investment - Collins Cross           Balance Sheet           Y
1801-329       Investment - Innsbrook               Balance Sheet           Y
1801-330       Investment - 380 Interlkn            Balance Sheet           Y
1801-331       Investment - Blue Lagoon             Balance Sheet           Y
1801-332       Inv -Eldridge Green                  Balance Sheet           Y
1801-334       Investment - Satellite               Balance Sheet           Y
1801-335       Investment - 1441 Main St            Balance Sheet           Y
1801-401       Investment - Goldentop               Balance Sheet           Y
1801-501       Investment - One Tech                Balance Sheet           Y
1801-502       Investment - Bollman                 Balance Sheet           Y
1801-999       Investment in Subsidiary             Balance Sheet           Y
1901-000       Loan Rec - Affiliate                 Balance Sheet           Y
1901-001       SAR Loan Rec reduction               Balance Sheet           Y
1902-000       Finance Fees                         Balance Sheet           Y
1903-000       Commitment Fees                      Balance Sheet           Y
1904-000       Organization Cost                    Balance Sheet           Y
1950-000       Assets held for sale                 Balance Sheet           Y
2000-000       Liabilities                          Memo Balance            Y
2010-000       Accounts Payable                     Balance Sheet           Y
2101-000       Accrued Operating Exp                Balance Sheet           Y
2102-000       Accrued Interest Exp                 Balance Sheet           Y
2103-000       Accrued Utilities                    Balance Sheet           Y
2104-000       Accrued Property Tax Exp             Balance Sheet           Y
2104-001       Accrued TX HB3 Tax                   Balance Sheet           N
2105-000       Accrued Management Fees              Balance Sheet           Y
2106-000       Accrued Professional Fees            Balance Sheet           Y
2107-000       Accrued Bonuses                      Balance Sheet           Y
2108-000       Accrued Dividends                    Balance Sheet           Y
2109-000       Other Accrued Expenses               Balance Sheet           Y
2110-000       Accrued franchise tax                Balance Sheet           Y
2120-000       Accrued Post Deal Exp                Balance Sheet           Y
2121-000       Accrued Commissions                  Balance Sheet           Y
2122-000       Accrued Commsn Rebates               Balance Sheet           Y
2130-000       Accrued Exp - Roll Up                Balance Sheet           Y
2290-000       Payroll Clearing                     Balance Sheet           Y
2300-000       Sales Tax Payable                    Balance Sheet           Y
2301-000       Payroll Taxes Payable                Balance Sheet           Y
2302-000       Income Taxes Payable                 Balance Sheet           Y
2303-000       Deferred Rental Income               Balance Sheet           Y
2303-025       Prepaid Sales Tax                    Balance Sheet           Y
2303-050       Deferred Revenue                     Balance Sheet           Y
2304-000       Due to Tenant - TI                   Balance Sheet           Y
2305-000       Accrued 401(k) - Employer            Balance Sheet           Y
2306-000       Accrued 401(k) - Employee            Balance Sheet           Y
2307-000       Deferred Property Tax Inc            Balance Sheet           Y

----------------------------------------------------------------------------------------------------
Database:     FRANKLINPROP                   Chart of Accounts                      Page:          8
Ledger Code:  MR                        Franklin Street Properties                  Date: 11/16/2006
                                              Franklin Street                       Time:   12:47 PM

----------------------------------------------------------------------------------------------------
                                                                            1099
Account        Description                         Type                    Account   DP Restriction
----------------------------------------------------------------------------------------------------

2310-000       Utility Deposits                     Balance Sheet           Y
2311-000       Security Deposits                    Balance Sheet           Y
2312-000       Good Faith Deposit                   Balance Sheet           Y
2320-000       Due to Affiliates                    Balance Sheet           Y
2321-000       Due to Tenants                       Balance Sheet           Y
2322-000       Due to former Owner                  Balance Sheet           Y
2399-000       Minority Interest                    Balance Sheet           Y
2401-000       Loan Payable - Bank                  Balance Sheet           Y
2402-000       Loan Payable - Affiliate             Balance Sheet           Y
2500-000       Rental Agrmt Escrow                  Balance Sheet           Y
2700-000       ACQUIRED UNFAVOR. LEASE              Memo Balance            Y
2710-000       Acquired Unfavorable Leas            Balance Sheet           Y
2715-000       A/A Acq. Unfavorable Leas            Balance Sheet           Y
3001-000       Preferred Stock                      Balance Sheet           Y
3002-000       Common Stock                         Balance Sheet           Y
3003-000       Addtl Paid in Capital                Balance Sheet           Y
3100-000       RETAINED EARNINGS                    Memo Balance            Y
3100-001       R/E Profits                          Balance Sheet           Y
3100-003       R/E Profits 2003                     Balance Sheet           Y
3100-004       RIE Profits 2004                     Balance Sheet           Y
3100-999       Prior Year Earnings                  Balance Sheet           Y
3101-000       Current Year Earnings                Balance Sheet           Y
3110-000       R/E DISTRIBUTIONS                    Memo Balance            Y
3110-003       R/E Distributions 2003               Balance Sheet           Y
3110-004       R/E Distribution                     Balance Sheet           Y
3110-999       Prior Year Distributions             Balance Sheet           Y
3990-000       Treasury Stock                       Balance Sheet           Y
4010-000       RENTAL REVENUE                       Memo Income             Y
4010-001       Base Rents                           Income                  Y
4010-002       Amort - Def Ls Benefits              Income                  Y
4010-003       SAR - Rental Revenue                 Income                  Y
4011-000       Amort - Favorble lease               Income                  Y
4011-001       SAR - Amort. Fav lease               Income                  Y
4015-000       FASB 13 REVENUE                      Memo Income             Y
4015-001       Reserve for FASB 13                  Income                  Y
4015-002       SAR - FASB 13 Revenue                Income                  Y
4015-050       Amort - FASB 13 Rec                  Income                  Y
4015-099       FASB 13 Revenue                      Income                  Y
4020-000       RECOVERABLE INCOME                   Memo Income             Y
4020-001       Common Area Maintenance              Income                  Y
4020-002       P/Y CAM                              Income                  Y
4020-010       Insurance                            Income                  Y
4020-011       P/Y Insurance                        Income                  Y
4020-020       Real Estate Taxes                    Income                  Y
4020-021       P/Y RE Taxes                         Income                  Y
4020-030       Utility Recovery                     Income                  Y
4020-031       PN Utility Recovery                  Income                  Y
4020-040       REOA Income - Retail                 Income                  Y
4020-041       REOA Income - Office                 Income                  Y
4070-000       TENANT WORK ORDERS                   Memo Income             Y
4070-001       Work Order Billings                  Income                  Y
4070-002       Admin Fee - WO Billings              Income                  Y
4070-003       Service Billings                     Income                  Y
4070-010       HVAC - Overtime                      Income                  Y
4070-011       Admine Fee - HVAC                    Income                  Y
4070-015       Security                             Income                  Y
4070-016       Admin Fee - Security                 Income                  Y
4070-999       Reserve for Uncollectible            Income                  Y
4080-000       OTHER INCOME                         Memo Income             Y

----------------------------------------------------------------------------------------------------
Database:     FRANKLINPROP                   Chart of Accounts                      Page:          9
Ledger Code:  MR                        Franklin Street Properties                  Date: 11/16/2006
                                              Franklin Street                       Time:   12:47 PM

----------------------------------------------------------------------------------------------------
                                                                            1099
Account        Description                         Type                    Account   DP Restriction
----------------------------------------------------------------------------------------------------

4080-001       Parking                              Income                  Y
4080-002       Late Fees                            Income                  Y
4080-003       NSF Fees                             Income                  Y
4080-004       Security Deposit Forfeits            Income                  Y
4080-005       Parking - Leased                     Income                  Y
4080-006       Parking - Tenant                     Income                  Y
4080-012       Membership Fees                      Income                  Y
4080-013       Registration Fees                    Income                  Y
4090-000       MISC INCOME                          Memo Income             Y
4090-001       Bank Interest                        Income                  Y
4090-002       Capital Reserve Interest             Income                  Y
4110-000       RENTAL REVENUE                       Memo Income             Y
4110-001       Gross Potential Rent                 Income                  Y
4110-002       Vacancy                              Income                  Y
4180-000       OTHER REVENUE                        Memo Income             Y
4180-001       Month to Month                       Income                  Y
4180-002       Security Deposit Forfeits            Income                  Y
4180-003       Termination Fees                     Income                  Y
4180-004       Telephone/Cable                      Income                  Y
4180-005       Late Fees                            Income                  Y
4180-006       NSF Fees                             Income                  Y
4180-007       Application Fees                     Income                  Y
4180-008       Pet Charges                          Income                  Y
4180-009       Vending                              Income                  Y
4180-010       Storage                              Income                  Y
4180-011       Damages                              Income                  Y
4180-012       Membership Fees                      Income                  Y
4180-013       Registration Fees                    Income                  Y
4190-000       Miscellaneous Income                 Income                  Y
4210-000       Retail Revenue                       Income                  Y
4601-000       Commission Inc - Gross               Income                  Y
4602-000       Commission Inc - Rebates             Income                  Y
4603-000       Syndication Fees                     Income                  Y
4604-000       Transfer Fees                        Income                  Y
4605-000       Development Fees                     Income                  Y
4606-000       Interest - Banks                     Income                  Y
4606-001       SAR - Interest Income                Income                  Y
4701-000       Management Fee Income                Income                  Y
4701-001       SAR - Management Fee                 Income                  Y
4702-000       Transaction Fees                     Income                  Y
4703-000       Dividend Income                      Income                  Y
4703-001       SAR - Dividend Fee                   Income                  Y
4704-000       Sponsored REIT Income                Income                  Y
4705-000       Interest Income - Loans              Income                  Y
4706-000       Interest Income - Banks              Income                  Y
4707-000       Equity Income from REITS             Memo Income             Y
4707-001       SAR Equity Income                    Income                  Y
4707-331       Equity Income - Blue Lagoon          Income                  Y
4707-334       Equity Inc - Phoenix Twr             Income                  N
4707-335       Equity Income - 1441 Main            Income                  Y
4707-341       Equtiy Inc - Prk Ten Dev             Income                  N
4801-000       Gain/Loss - Sale of Asset            Income                  Y
4802-000       Other Income                         Income                  Y
4802-002       SD/RF Clearing Acct                  Income                  Y
5100-000       PAYROLL - OTHER                      Memo Income             Y
5100-001       Bonus                                Income                  Y
5100-002       Uniforms                             Income                  Y
5100-003       Transportation                       Income                  Y
5100-004       Apartment Allowance                  Income                  Y

----------------------------------------------------------------------------------------------------
Database:     FRANKLINPROP                   Chart of Accounts                      Page:         10
Ledger Code:  MR                        Franklin Street Properties                  Date: 11/16/2006
                                              Franklin Street                       Time:   12:47 PM

----------------------------------------------------------------------------------------------------
                                                                            1099
Account        Description                         Type                    Account   DP Restriction
----------------------------------------------------------------------------------------------------

5120-000       REPAIRS& MAINTENANCE                 Memo Income             Y
5120-001       Salaries - Maintenance               Income                  Y
5120-002       Contract Labor                       Income                  Y
5120-003       Salary Reimbursement                 Income                  Y
5120-004       FICA                                 Income                  Y
5120-005       FUTA                                 Income                  Y
5120-006       SUI                                  Income                  Y
5120-007       Health/Dental                        Income                  Y
5120-008       Workers Comp Insurance               Income                  Y
5120-009       Employee Life Insurance              Income                  Y
5120-010       Carpet/Tile                          Income                  Y
5120-011       Paint/Sheetrock                      Income                  Y
5120-012       Locks                                Income                  Y
5120-013       Windows                              Income                  Y
5120-014       Appliances                           Income                  Y
5120-015       Maintenance Supplies                 Income                  Y
5120-016       Tools & Equipment                    Income                  Y
5120-017       Misc Interior Repairs                Income                  Y
5120-018       Interior Plants                      Income                  Y
5120-019       General Maint - Metal                Income                  Y
5120-020       Exterminating                        Income                  Y
5120-021       Signage                              Income                  Y
5120-022       Seasonal Decorations                 Income                  Y
5120-023       General Building                     Income                  Y
5120-024       Parking Area                         Income                  Y
5120-025       Roof Repairs                         Income                  Y
5120-026       Misc. Exterior Repairs               Income                  Y
5120-027       Other Building R&M                   Income                  Y
5120-028       R&M Uninsured Claims                 Income                  Y
5120-029       Garage Repairs                       Income                  Y
5130-000       HVAC                                 Memo Income             Y
5130-001       HVAC - Contract Maint                Income                  Y
5130-002       HVAC - Repairs                       Income                  Y
5130-003       HVAC - Filters                       Income                  Y
5130-004       HVAC - Other Supplies                Income                  Y
5130-005       HVAC - Water Treatment               Income                  Y
5130-006       HVAC - Other                         Income                  Y
5140-000       ELECTRIC                             Memo Income             Y
5140-001       Lighting Contract Maint              Income                  Y
5140-002       Electric - Light Bulbs               Income                  Y
5140-003       Electric - Supplies                  Income                  Y
5140-004       Electric- Other                      Income                  Y
5150-000       PLUMBING                             Memo Income             Y
5150-001       Plumbing - Repairs                   Income                  Y
5150-002       Plumbing - Supplies                  Income                  Y
5150-003       Plumbing - Other                     Income                  Y
5160-000       ELEVATOR                             Memo Income             Y
5160-001       Elevator Contract                    Income                  Y
5160-002       Elevator Repairs                     Income                  Y
5170-000       CLEANING                             Memo Income             Y
5170-001       Salaries                             Income                  Y
5170-002       Contract Labor                       Income                  Y
5170-003       Salary Reimbursement                 Income                  Y
5170-004       FICA                                 Income                  Y
5170-005       FUTA                                 Income                  Y
5170-006       SUI                                  Income                  Y
5170-007       Health/Dental Insurance              Income                  Y
5170-008       Workers Comp Insurance               Income                  Y
5170-009       Employee Life Insurance              Income                  Y

----------------------------------------------------------------------------------------------------
Database:     FRANKLINPROP                   Chart of Accounts                      Page:         11
Ledger Code:  MR                        Franklin Street Properties                  Date: 11/16/2006
                                              Franklin Street                       Time:   12:47 PM

----------------------------------------------------------------------------------------------------
                                                                            1099
Account        Description                         Type                    Account   DP Restriction
----------------------------------------------------------------------------------------------------

5170-010       Cleaning Service-Interior            Income                  Y
5170-011       Cleaning Service-Windows             Income                  Y
5170-012       Cleaning Supplies                    Income                  Y
5170-013       Trash Removal                        Income                  Y
5180-000       SECURITY/SAFETY                      Memo Income             Y
5180-001       Salaries                             Income                  Y
5180-002       Contract Labor                       Income                  Y
5180-003       Salary Reimbursement                 Income                  Y
5180-004       FICA                                 Income                  Y
5180-005       FUTA                                 Income                  Y
5180-006       SUI                                  Income                  Y
5180-007       Health/Dental                        Income                  Y
5180-008       Workers Comp Insurance               Income                  Y
5180-010       Generator                            Income                  Y
5180-011       Life Safety                          Income                  Y
5180-012       Alarm Systems                        Income                  Y
5180-013       Contract Security                    Income                  Y
5180-014       Security Telephone                   Income                  Y
5190-000       LANDSCAPING                          Memo Income             Y
5190-001       Landscaping Contract                 Income                  Y
5190-002       Landscaping Supplies                 Income                  Y
5190-003       Landscaping Repairs                  Income                  Y
5200-000       GROUNDS MAINTENANCE                  Memo Income             Y
5200-001       Association Fees                     Income                  Y
5200-002       Pools/Fountains                      Income                  Y
5200-003       Parking Lot Sweeping                 Income                  Y
5200-004       Parking Lot Repairs                  Income                  Y
5200-005       Parking Lot Painting                 Income                  Y
5200-006       Snow Removal                         Income                  Y
5200-007       Other Grounds Maint                  Income                  Y
5210-000       UTILITIES                            Memo Income             Y
5210-001       Electricity                          Income                  Y
5210-002       Electricity - Tenant Unit            Income                  Y
5210-003       Gas                                  Income                  Y
5210-004       Oil                                  Income                  Y
5210-005       Water/Sewer                          Income                  Y
5210-006       Cable/Satellite TV                   Income                  Y
5220-000       TAXES                                Memo Income             Y
5220-001       Real Estate Taxes                    Income                  Y
5220-002       Personal Property Tax                Income                  Y
5220-003       Property Tax Abatement               Income                  Y
5220-004       Other Taxes                          Income                  Y
5220-006       TX HB3 Tax                           Income                  N
5221-000       INSURANCE                            Memo Income             Y
5221-001       P&C/Liability Insurance              Income                  Y
5221-002       Earthquake/Flood                     Income                  Y
5221-003       Other Insurance                      Income                  Y
5230-000       MARKETING                            Memo Income             Y
5230-001       Advertising                          Income                  Y
5230-002       Promotion                            Income                  Y
5230-003       Marketing/Models                     Income                  Y
5230-004       Other Marketing                      Income                  Y
5230-005       Locator Fees                         Income                  Y
5230-006       Tenant Screening                     Income                  Y
5230-007       Tenant Relations                     Income                  Y
5230-008       Commissions                          Income                  Y
5240-000       GENERAL & ADMINISTRATIVE             Memo Income             Y
5240-001       Salaries                             Income                  Y
5240-002       Salary Reimbursement                 Income                  Y

----------------------------------------------------------------------------------------------------
Database:     FRANKLINPROP                   Chart of Accounts                      Page:         12
Ledger Code:  MR                        Franklin Street Properties                  Date: 11/16/2006
                                              Franklin Street                       Time:   12:47 PM

----------------------------------------------------------------------------------------------------
                                                                            1099
Account        Description                         Type                    Account   DP Restriction
----------------------------------------------------------------------------------------------------

5240-003       FICA                                 Income                  Y
5240-004       FUTA                                 Income                  Y
5240-005       SUI                                  Income                  Y
5240-006       Health/Dental Insurance              Income                  Y
5240-007       Workers Comp                         Income                  Y
5240-008       Employee Life Insurance              Income                  Y
5240-009       Management Fee - Local               Income                  Y
5240-010       Management Fee - FSP                 Income                  Y
5240-011       Accounting Services                  Income                  Y
5240-012       Travel & Entertainment               Income                  Y
5240-013       Meals                                Income                  Y
5240-014       Computer/Copier/Fax                  Income                  Y
5240-015       Office Supplies/Printing             Income                  Y
5240-016       Telephone/Answer/Page                Income                  Y
5240-017       Postage & Delivery                   Income                  Y
5240-018       Software                             Income                  Y
5240-019       Meeting/Training/Subs.               Income                  Y
5240-020       Permits/Fees/Dues                    Income                  Y
5240-021       Prof Fees - Audit                    Income                  Y
5240-022       Prof Fees - PM Accounting            Income                  Y
5240-023       Prof Fees - Legal                    Income                  Y
5240-024       Prof Fees - Other                    Income                  Y
5240-025       Emp Costs - Hiring                   Income                  Y
5240-026       Bank Charges                         Income                  Y
5240-027       Bad Debt Expense                     Income                  Y
5240-028       Misc Expense                         Income                  Y
5240-029       401K Match                           Income                  Y
5240-030       Rent                                 Income                  Y
5240-031       Fee - Parking                        Income                  Y
5990-000       TENANT WORK ORDERS                   Income                  Y
5990-040       REOA Expense - Retail                Income                  Y
5990-041       REOA Expense - Office                Income                  Y
6100-000       PAYROLL- OTHER                       Memo Income             Y
6100-001       Bonus                                Income                  Y
6100-002       Uniforms                             Income                  Y
6100-003       Transportation                       Income                  Y
6100-004       Apartment Allowance                  Income                  Y
6120-000       REPAIR & MAINTENANCE                 Memo Income             Y
6120-001       Salaries - Maint                     Income                  Y
6120-002       Contract Labor                       Income                  Y
6120-003       Salary Reimbursement                 Income                  Y
6120-004       FICA                                 Income                  Y
6120-005       FUTA                                 Income                  Y
6120-006       SUI                                  Income                  Y
6120-007       Health/Dental Insurance              Income                  Y
6120-008       Workers Comp Ins                     Income                  Y
6120-009       Employee Life Ins                    Income                  Y
6120-010       Carpet/Tile                          Income                  Y
6120-011       Paint/Sheetrock                      Income                  Y
6120-012       Locks                                Income                  Y
6120-013       Windows                              Income                  Y
6120-014       Appliances                           Income                  Y
6120-015       Maintenance Supplies                 Income                  Y
6120-016       Tools & Equipment                    Income                  Y
6120-017       Misc. Interior Repairs               Income                  Y
6120-018       Interior Plants                      Income                  Y
6120-019       General Maint - Metal                Income                  Y
6120-020       Extermination                        Income                  Y
6120-021       Signage                              Income                  Y

----------------------------------------------------------------------------------------------------
Database:     FRANKLINPROP                   Chart of Accounts                      Page:         13
Ledger Code:  MR                        Franklin Street Properties                  Date: 11/16/2006
                                              Franklin Street                       Time:   12:47 PM

----------------------------------------------------------------------------------------------------
                                                                            1099
Account        Description                         Type                    Account   DP Restriction
----------------------------------------------------------------------------------------------------

6120-022       Seasonal Decorations                 Income                  Y
6120-023       General Building                     Income                  Y
6120-024       Parking Area                         Income                  Y
6120-025       Roof Repairs                         Income                  Y
6120-026       Misc. Exterior Repairs               Income                  Y
6120-027       Other BuildingR&M                    Income                  Y
6120-028       R&M Uninsured Claims                 Income                  Y
6130-000       HVAC                                 Memo Income             Y
6130-001       HVAC - Contract Maint.               Income                  Y
6130-002       HVAC - Repairs                       Income                  Y
6130-003       HVAC - Filters                       Income                  Y
6130-004       HVAC - Other Supplies                Income                  Y
6130-005       HVAC - Water Treatment               Income                  Y
6130-006       HVAC - Other                         Income                  Y
6140-000       ELECTRIC                             Memo Income             Y
6140-001       Elec - Lighting Contract             Income                  Y
6140-002       Electric - Light Bulbs               Income                  Y
6140-003       Electric Supplies                    Income                  Y
6140-004       Electric - Other                     Income                  Y
6150-000       PLUMBING                             Memo Income             Y
6150-001       Plumbing - Repairs                   Income                  Y
6150-002       Plumbing - Supplies                  Income                  Y
6150-003       Plumbing - Other                     Income                  Y
6160-000       ELEVATOR                             Memo Income             Y
6160-001       Elevator Contract                    Income                  Y
6160-002       Elevator Other                       Income                  Y
6170-000       CLEANING                             Memo Income             Y
6170-001       Salaries                             Income                  Y
6170-002       Contract Labor                       Income                  Y
6170-003       Salary Reimbursement                 Income                  Y
6170-004       FICA                                 Income                  Y
6170-005       FUTA                                 Income                  Y
6170-006       SUI                                  Income                  Y
6170-007       Health/Dental Insurance              Income                  Y
6170-008       Workers Comp Ins                     Income                  Y
6170-009       Employee Life Insurance              Income                  Y
6170-010       Cleaning Service-Interior            Income                  Y
6170-011       Cleaning Service-Windows             Income                  Y
6170-012       Cleaning Supplies                    Income                  Y
6170-013       Trash Removal                        Income                  Y
6180-000       SECURITY/SAFETY                      Memo Income             Y
6180-001       Salaries                             Income                  Y
6180-002       Contract Labor                       Income                  Y
6180-003       Salary Reimbursement                 Income                  Y
6180-004       FICA                                 Income                  Y
6180-005       FUTA                                 Income                  Y
6180-006       SUI                                  Income                  Y
6180-007       Health/Dental Insurance              Income                  Y
6180-008       Workers Comp Ins                     Income                  Y
6180-009       Employee Life Insurance              Income                  Y
6180-010       Generator                            Income                  Y
6180-011       Life Safety                          Income                  Y
6180-012       Alarm Systems                        Income                  Y
6180-013       Contract Security                    Income                  Y
6180-014       Security Telephone                   Income                  Y
6190-000       LANDSCAPING                          Memo Income             Y
6190-001       Landscaping Service                  Income                  Y
6190-002       Landscaping Supplies                 Income                  Y
6190-003       Landscaping Repairs                  Income                  Y

----------------------------------------------------------------------------------------------------
Database:     FRANKLINPROP                   Chart of Accounts                      Page:         14
Ledger Code:  MR                        Franklin Street Properties                  Date: 11/16/2006
                                              Franklin Street                       Time:   12:47 PM

----------------------------------------------------------------------------------------------------
                                                                            1099
Account        Description                         Type                    Account   DP Restriction
----------------------------------------------------------------------------------------------------

6200-000       GROUNDS MAINTENANCE                  Memo Income             Y
6200-001       Association Fees                     Income                  Y
6200-002       Pools/Fountains                      Income                  Y
6200-003       Parking Lot Sweeping                 Income                  Y
6200-004       Parking Lot Repairs                  Income                  Y
6200-005       Parking Lot Painting                 Income                  Y
6200-006       Snow Removal                         Income                  Y
6200-007       Other Grounds Maintenance            Income                  Y
6200-008       Garage Repairs                       Income                  Y
6210-000       UTILITIES                            Memo Income             Y
6210-001       Electricity                          Income                  Y
6210-002       Electricity Tenant Units             Income                  Y
6210-003       Gas                                  Income                  Y
6210-004       Oil                                  Income                  Y
6210-005       Water/Sewer                          Income                  Y
6210-006       Cable/Satellite TV                   Income                  Y
6220-000       TAXES                                Memo Income             Y
6220-001       Real Estate Taxes                    Income                  Y
6220-002       Personal Property Taxes              Income                  Y
6220-003       Property Tax Abatement               Income                  Y
6220-004       Other Taxes                          Income                  Y
6220-005       SAR - Real estate taxes              Income                  Y
6220-006       TX HB3 Tax                           Income                  N
6221-000       INSURANCE                            Memo Income             Y
6221-001       P&C/Liability Ins                    Income                  Y
6221-002       Earthquake/Flood Ins                 Income                  Y
6221-003       Other Insurance                      Income                  Y
6230-000       MARKETING                            Memo Income             Y
6230-001       Advertising                          Income                  Y
6230-002       Promotion                            Income                  Y
6230-003       Marketing/Models                     Income                  Y
6230-004       Other Marketing                      Income                  Y
6230-005       Locator Fees                         Income                  Y
6230-006       Tenant Screening                     Income                  Y
6230-007       Tenant Relations                     Income                  Y
6230-008       Commissions                          Income                  Y
6240-000       GENERAL & ADMINISTRATIVE             Memo Income             Y
6240-001       Salaries - Administrative            Income                  Y
6240-002       Salary Reimbursement                 Income                  Y
6240-003       FICA                                 Income                  Y
6240-004       FUTA                                 Income                  Y
6240-005       SUI                                  Income                  Y
6240-006       Health/Dental Insurance              Income                  Y
6240-007       Workers Comp Ins                     Income                  Y
6240-008       Employee Life Ins                    Income                  Y
6240-009       Management Fee - Local               Income                  Y
6240-010       Management Fee - FSP                 Income                  Y
6240-011       Accounting Services                  Income                  Y
6240-012       Travel & Entertainment               Income                  Y
6240-013       Meals                                Income                  Y
6240-014       Computer/Copier/Fax                  Income                  Y
6240-015       Office supplies/Printing             Income                  Y
6240-016       Telephone/Answer/Page                Income                  Y
6240-017       Postage & Delivery                   Income                  Y
6240-018       Software                             Income                  Y
6240-019       Meeting/Training/Subs                Income                  Y
6240-020       Permits/Fees/Dues                    Income                  Y
6240-021       Prof Fees - Audit                    Income                  Y
6240-022       Prof Fees - PM Accounting            Income                  Y

----------------------------------------------------------------------------------------------------
Database:     FRANKLINPROP                   Chart of Accounts                      Page:         15
Ledger Code:  MR                        Franklin Street Properties                  Date: 11/16/2006
                                              Franklin Street                       Time:   12:47 PM

----------------------------------------------------------------------------------------------------
                                                                            1099
Account        Description                         Type                    Account   DP Restriction
----------------------------------------------------------------------------------------------------

6240-023       Prof Fees - Legal                    Income                  Y
6240-024       Prof Fees - Other                    Income                  Y
6240-025       Employment Costs - Hiring            Income                  Y
6240-026       Bank Charges                         Income                  Y
6240-027       Bad Debt Expense                     Income                  Y
6240-028       Misc. Expense                        Income                  Y
6240-029       401(k) Match                         Income                  Y
6240-030       Rent                                 Income                  Y
6240-031       Fee - Parking                        Income                  Y
6240-032       Parking - Vista                      Income                  Y
6240-033       Parking - TIC                        Income                  Y
6240-040       SAR - Non-recoverable exp            Income                  Y
6300-000       Land Sale Exp                        Income                  Y
6901-000       Funded - R&M                         Income                  Y
6902-000       Funded - Acctg & Audit               Income                  Y
6903-000       Funded- TI                           Income                  Y
6904-000       Funded - Legal                       Income                  Y
6905-000       Funded -Oth Prof Fees                Income                  Y
6990-000       TENANT WORK ORDERS                   Memo Income             Y
6990-001       Tenant Work Orders                   Income                  Y
6990-003       Service Charges                      Income                  Y
6991-000       Merger Costs                         Income                  Y
7502-000       Depreciation - Land Imp              Income                  Y
7503-000       Depreciation - Bldg                  Income                  Y
7503-003       SAR - Deprec & Amort                 Income                  Y
7504-000       Depreciation - Bldg Imp              Income                  Y
7505-000       Depreciation - TI                    Income                  Y
7506-000       Depreciation - Equipment             Income                  Y
7507-000       Depreciation - Furn & Fix            Income                  Y
7508-000       Depreciation-Leasehold Im            Income                  Y
7509-000       Depreciation- Office FFE             Income                  Y
7510-000       Depreciation - Software              Income                  Y
7511-000       Depreciation- Step Up Adj            Income                  Y
7520-000       Amort - FAS 141 Adj.                 Income                  Y
7521-000       Amort - Acq Lease- Legal             Income                  Y
7523-000       Amt Fav Leases DO NOT USE            Memo Income             Y
7602-000       Amort - Def Leasing Comms            Income                  Y
7702-000       Deprecn-Non RE Office FFE            Income                  Y
7704-000       Amort - Other Asset                  Income                  Y
7950-000       Impairment loss                      Income                  N
8100-000       SALARIES                             Memo Income             Y
8100-001       Executive                            Income                  Y
8100-002       Investment Exec                      Income                  Y
8100-003       Sales Assistants                     Income                  Y
8100-004       Property Management                  Income                  Y
8100-005       Finance                              Income                  Y
8100-006       Operations                           Income                  Y
8100-007       Acquisitions                         Income                  Y
8100-008       Salaries - Regular                   Income                  Y
8100-009       Director's Fees                      Income                  Y
8101-000       Discretionary Bonus                  Income                  Y
8110-000       PAYROLL TAXES & BENEFITS             Memo Income             Y
8110-001       Payroll Taxes                        Income                  Y
8110-002       Health Insurance                     Income                  Y
8110-003       Dental Insurance                     Income                  Y
8110-004       Disability Insurance                 Income                  Y
8110-006       Workmens Comp Insurance              Income                  Y
8110-007       401(K) Contributions                 Income                  Y
8120-000       TRAVEL & ENTERTAINMENT               Memo Income             Y

----------------------------------------------------------------------------------------------------
Database:     FRANKLINPROP                   Chart of Accounts                      Page:         16
Ledger Code:  MR                        Franklin Street Properties                  Date: 11/16/2006
                                              Franklin Street                       Time:   12:47 PM

----------------------------------------------------------------------------------------------------
                                                                            1099
Account        Description                         Type                    Account   DP Restriction
----------------------------------------------------------------------------------------------------

8120-001       Travel                               Income                  Y
8120-002       Meals                                Income                  Y
8120-003       Entertainment                        Income                  Y
8121-000       INSURANCE                            Memo Income             Y
8121-001       Fidelity Bond                        Income                  Y
8121-002       Liability/Contents                   Income                  Y
8121-003       Surety Bond                          Income                  Y
8121-004       Officers Life                        Income                  Y
8130-000       GENERAL & ADMINISTRATIVE             Memo Income             Y
8130-001       Sales & Promotion                    Income                  Y
8130-002       Meeting/Training/Dues                Income                  Y
8130-003       Financing Costs                      Income                  Y
8130-004       Prof Fees- Acctg/Audit               Income                  Y
8130-005       Prof Fees - Legal                    Income                  Y
8130-006       Prof Fees - Other                    Income                  Y
8130-007       Prof Fees - Transfer Agnt            Income                  Y
8130-008       Payroll Processing                   Income                  Y
8130-009       Bank Charges                         Income                  Y
8130-010       Licenses & Permits                   Income                  Y
8130-011       Recruiting Expense                   Income                  Y
8130-012       Office Supplies & Service            Income                  Y
8130-013       Stationary & Printing                Income                  Y
8130-014       Equip Maint & Supplies               Income                  Y
8130-015       Computer Maint & Supplies            Income                  Y
8130-016       Comp Services & Consult              Income                  Y
8130-017       Software Maint/Updates               Income                  Y
8130-018       Temporary Help                       Income                  Y
8130-019       Dues & Subscriptions                 Income                  Y
8130-020       Corporate Meetings                   Income                  Y
8130-021       Telephone                            Income                  Y
8130-022       Postage                              Income                  Y
8130-023       Overnight Delivery                   Income                  Y
8130-024       Other Shipping/Courier               Income                  Y
8130-025       Office Rent                          Income                  Y
8130-026       Office Cleaning/Maint                Income                  Y
8130-027       Contributions                        Income                  Y
8130-030       Public Company Expenses              Income                  Y
8131-000       DEAL RELATED EXPENSES                Memo Income             Y
8131-001       Commission Expense                   Income                  Y
8131-002       Commission Holdbacks                 Income                  Y
8131-003       Other Deal Related Exp               Income                  Y
8131-004       Broker - Travel                      Income                  Y
8131-005       Broker - Entertainment               Income                  Y
8131-006       Broker - Meals                       Income                  Y
8131-007       Broker - Office                      Income                  Y
8131-008       Broker -Telephone                    Income                  Y
8131-009       Incomplete Deal Exp                  Income                  Y
8140-000       UTILITIES                            Memo Income             Y
8140-001       Electricity                          Income                  Y
8140-002       Water                                Income                  Y
8150-000       INTEREST/COMMITMENT FEES             Memo Income             Y
8150-001       Interest Expense                     Income                  Y
8150-002       Commitment Fees                      Income                  Y
8150-010       Amort Def Financing Costs            Income                  N
8160-000       MISCELLANEOUS                        Memo Income             Y
8160-001       Franchise Fees                       Income                  Y
8160-002       Other Taxes                          Income                  Y
8160-003       Financing Costs                      Income                  Y
8160-004       Other Miscellaneous                  Income                  Y

----------------------------------------------------------------------------------------------------
Database:     FRANKLINPROP                   Chart of Accounts                      Page:         17
Ledger Code:  MR                        Franklin Street Properties                  Date: 11/16/2006
                                              Franklin Street                       Time:   12:47 PM

----------------------------------------------------------------------------------------------------
                                                                            1099
Account        Description                         Type                    Account   DP Restriction
----------------------------------------------------------------------------------------------------

8160-005       Organization Costs                   Income                  Y
8900-000       OTHER EXPENSES                       Memo Income             Y
8900-001       Allocated Expense                    Income                  Y
8901-000       Non-Cash Compensation                Income                  Y
8902-000       Sponsored REIT Expenses              Income                  Y
8903-000       Federal Income Taxes                 Income                  Y
8904-000       State Income Taxes                   Income                  Y
8920-000       Stock Registration Costs             Income                  Y
9000-000       PY Capital Offset                    Income                  Y
9999-000       Suspense                             Income                  Y

                                    EXHIBIT D

                                    EMPLOYEES

           (See below list of positions and allocation to the Project)

Administration                            Allocation to Project

        General Manager                           85%

        Property Manager                          80%

        Property Assistants                       90%

        Total Administrative FTE                 2.55

Maintenance

        Lead Engineer                             100%

        Maintenance Engineer                      100%

        Maintenance Engineer                      100%

        Total Maintenance FTE                     3.0

Titles are meant to be representative only. The staffing levels may be modified from time to time upon agreement between Owner and Manager and as contained in any approved Budget.

On-site staffing compensation and benefit costs to be reimbursed by the Project include: payroll costs, customary payroll taxes, bonuses, 401K/profit sharing plans and administrative expenses associated therewith, medical and health insurance, life and disability insurance, workers' compensation, vacation, severance, car allowances, parking costs, training and education costs, State and Federal employment taxes and Social Security contributions.

                       MEMORANDUM OF MANAGEMENT AGREEMENT

      THIS MEMORANDUM OF MANAGEMENT AGREEMENT (this "Memorandum") is made and entered into as of the 8th day of November, 2006, by and between FSP 50 South Tenth Street Corp. ("Owner"), whose principal office and place of business is 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880, and Ryan Companies US, Inc. ("Manager"), whose principal office and place of business is 50 South Tenth Street, Suite 300, Minneapolis, Minnesota 55403-2012.

      RECITALS:

      A. Owner is the owner of a commercial property development located at 50 South Tenth Street, Minneapolis, Minnesota 55403-2012 (the "Project") described on the attached Exhibit A.

      B. Owner and Manager have entered into a certain Management Agreement (the "Agreement") of even date herewith appointing Manager as manager of the Project.

      C. Owner and Manager desire to execute and deliver to each other and record this Memorandum for purposes of memorializing and evidencing the Agreement of record;

      NOW THEREFORE, for valuable consideration, Owner and Manager hereby covenant and agree as follows:

      1. Definitions. Any capitalized term used herein and not defined herein shall have the meaning ascribed to such term in the Agreement.

      2. Agreement. Owner and Manager have entered into the Agreement and by their execution, delivery and recording of this Memorandum memorialize of record, and intend to give notice of, the Agreement.

      3. Term; Runs with Land; Effect of Assignment. Unless earlier terminated pursuant to the terms thereof, the Agreement shall commence as of the date hereof and continue through and including December 31, 2012, and month-to-month thereafter. If Owner sells, transfers or conveys the Project and at the time of such sale the Agreement remains in full force and effect, Owner shall require the buyer to assume all of Owner's obligations under the Agreement as a condition to closing. Until the expiration or earlier termination of the Agreement, the Agreement shall run with the title to the Project and bind all future owners of the Project. Any party acquiring the Project shall be deemed to have assumed all of Owner's obligations under the Agreement. Owner agrees not to sell, transfer or convey the Project without assigning Agreement to the party acquiring the Project, and causing the acquiring party to assume all of Owner's obligations under the Agreement in a writing delivered to Manager.

      4. Amendment; Termination. The Agreement may be amended or terminated only by an instrument in writing signed by Owner and Manager, except as otherwise provided in the Agreement. If the Agreement is terminated for any reason, Manager shall execute a termination of this Memorandum, in recordable form, upon Owner's request.

      5. Incorporation of Terms. This Memorandum is made subject to and together with all of the terms, covenants and conditions contained in the Agreement and any amendments that may be made from time to time to the Agreement. All of the terms, covenants and conditions of the Agreement, and any amendments that may be made from time to time to the Agreement, are fully incorporated in this Memorandum by this reference as fully as if they had been set forth in this Memorandum.

        [THE BALANCE OF THIS PAGE WAS INTENTIONALLY LEFT BLANK. SIGNATURE
                         PAGES BEGIN ON THE NEXT PAGE.]

      IN WITNESS WHEREOF, Owner and Manager have executed this Memorandum as of the day and year first written above.

                           RC-NRI, LLLP, a Delaware limited liability limited partnership

                           By: 900 Nicollet General Partner, LLC, its
                           general partner

                           By: RNN, LLLP, its sole member

                           By: RNN GP, LLC, its general partner

                           By: Ryan 900, LLC, its managing member

                           By: /s/ Timothy M. Gray
                               -------------------
                               Timothy M. Gray
                               Its Chief Manager

STATE OF MINNESOTA                 )
                                   )SS.
COUNTY OF HENNEPIN                 )

The foregoing instrument was acknowledged before me this 8 day of November, 2006, by Timothy M. Gray, the Chief Manager of Ryan 900, LLC, a Minnesota limited liability company, the managing member of RNN GP, LLC, a Delaware limited liability company, the general partner of RNN, LLLP, a Delaware limited liability limited partnership, the sole member of 900 Nicollet General Partner, LLC, a Delaware limited liability company, the general partner of RC-NRI, LLLP, a Delaware limited liability limited prtnership, on behalf of said limited liability limited partnership.


                                         /s/ Judy A. Hermanson
                                         ---------------------
                                         Notary Public

[NOTARY PUBLIC SEAL]

                              FSP 50 SOUTH TENTH STREET CORP., a
                              Delaware corporation

                              By: /s/ George J. Carter
                                  --------------------
                              Name: George J. Carter,
                              Title: President

COMMONWEALTH OF MASSACHUSETTS     :
                                  : ss
COUNTY OF MIDDLESEX               :

On this 8th day of November 2006, before me, the undersigned notary public, personally appeared George J. Carter, President of FSP 50 South Tenth Street Corp., a Delaware corporation, proved to me through satisfactory evidence of identification, which was personal knowledge of identity, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily, as the act and deed of said entity for its stated purpose.

                    /s/ Patricia M. Finnegan
                    --------------------------------------------
                    Official Signature and Seal of Notary Public

                                          [Seal of Notary Public]

This instrument drafted by:

Dorsey & Whitney LLP (MEH)
50 South 6th Street, Suite 1500
Minneapolis, MN 55402

                                    EXHIBIT A

                        LEGAL DESCRIPTION OF THE PROJECT

Parcel 1 (Office Tower Parcel):

Tracts D, I, M, N, 0, P, T, X, Z and CC, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072166.

Parcel 2 (Additional Retail Parcel):

Tracts C, E, F, J, L, S, W, BB and EE, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072166.

Parcel 3 (Public Parking Garage Parcel):

Together with the optionee's interest in the following described land pursuant to that certain Parking Garage Parcel Right of First Offer Agreement executed by the City of Minneapolis, as optionor, and Ryan 900, LLC, a Minnesota limited liability company, as optionee, a memorandum of which was filed on October 18, 2000, as Document No. 3324809 for which the optionee's interest was assigned to RC-NRI, LLC, a Delaware limited liability company by Assignment and Assumption of Parking Garage Parcel Right of First Offer dated September 29, 2000, filed October 18, 2000, as Document No. 3324812 AND as amended by First Amendment to Parking Garage Parcel Right of First Offer Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446924. RC-NRI, LLC converted to and changed its name to RC-NRI, LLLP, a Delaware limited liability limited partnership as evidenced by Document Nos. 3555886 and 3569022.

Tracts A, B, G and K, Registered Land Survey No. 1717, Files of the Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072167.

Parcel 4 (REOA):

Together with the appurtenant easements contained in that certain Reciprocal Easement and Operation Agreement dated September 27, 2000, filed October 18, 2000, as Document No. 3324805 as amended by First Amendment to Reciprocal Easement and Operation Agreement dated August 24, 2001, filed October 16, 2001, as Document No. 3446930. Certain Ryan 900, LLC rights were assigned to Target Corporation, a Minnesota Corporation by that certain Assignment of Reciprocal Easement and Operation Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446932.

Parcel 5 (9th Street Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (9th Street Skyway) dated December 28, 1998, filed July 30, 1999, as Document No. 3187400 as amended by First Amendment dated November 18, 1999, filed March 29, 2000, as Document No. 3268304 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No.3446909.

Parcel 6 (10th Street Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance and Easements (10th Street Skyway) dated December 28, 1998, filed July 30,1999, as Document No. 7154888 as amended by First Amendment dated November 18, 1999, filed October 18, 2000, as Document No. 3324807 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No.3446907.

Parcel 7 (LaSalle Avenue Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (LaSalle Avenue Skyway) dated May 18, 2000, filed August 7, 2000, as Document No. 3302944 as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446908.

Parcel 8 (Nicollet Mall Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance and Easements (Nicollet Mall Skyway) dated January 29, 1999, filed July 30, 1999, as Document No. 7154889 as amended by First Amendment dated November 18, 1999, filed March 31, 2000, as Document No. 3268892 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No.3446910.

Parcel 9 (Parking Agreement):

Together with the appurtenant rights contained in that certain Public Parking Garage Parking Agreement dated November 18, 1999, filed October 18, 2000, as Document No. 3324810 as assigned by Assignment of Public Parking Garage Parking Agreement dated September 29, 2000, filed October 16, 2001, as Document No. 3446922 and as amended by First Amendment to Public Parking Garage Parking Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446923.